As filed with the Securities and Exchange Commission on February 28, 2008

REGISTRATION NO. 033-63560 and 811-7762

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933                                         ☒

PRE-EFFECTIVE AMENDMENT NO.                                ☐

POST-EFFECTIVE AMENDMENT NO. 27                        ☒

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940                 ☒

AMENDMENT NO. 29                                                            ☒

(CHECK APPROPRIATE BOX OR BOXES)

FIRST EAGLE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000

ROBERT BRUNO

FIRST EAGLE FUNDS

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

NATHAN J. GREENE, ESQ.

SHEARMAN & STERLING LLP

599 LEXINGTON AVENUE

NEW YORK, NY 10022

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on March 1, 2008 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on March 1, 2008 pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

First Eagle Funds

Prospectus

March 1, 2008

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

Advised by Arnhold and S. Bleichroeder Advisers, LLC

As with all mutual funds, these securities have neither been approved nor disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this Prospectus. It is a criminal offense to claim otherwise.

Thank you for your interest in First Eagle Funds (the "Trust" or "Funds"), managed by Arnhold and S. Bleichroeder Advisers, LLC ("ASB Advisers" or the "Adviser").

John P. Arnhold is Chairman and Chief Executive Officer of the Adviser and also serves as President and Trustee of the Trust; as such, he is the senior executive responsible for managing the business and affairs of the Adviser and the Trust. Jean-Marie Eveillard is the portfolio manager and has primary responsibility for the day-to-day management of First Eagle Global Fund ("Global Fund"), First Eagle Overseas Fund ("Overseas Fund"), First Eagle U.S. Value Fund ("U.S. Value Fund") and First Eagle Gold Fund ("Gold Fund"). Harold Levy of Iridian Asset Management LLC, a Subadviser retained by ASB Advisers, has primary responsibility for the day-to-day management of the First Eagle Fund of America and is assisted by his colleague, David Cohen.

INVESTMENT OBJECTIVES OF THE FUNDS

First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. To achieve its objective, the Global Fund will normally invest in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets in foreign securities.

First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (at least 65% invested in equity securities).

First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Under normal circumstances, the Gold Fund invests at least 80% of its total assets in gold and/or securities directly related to gold or of issuers principally engaged in the gold industry.

First Eagle Fund of America (Class Y closed to new investors) seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally, at least 80% of the Fund's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

TABLE OF CONTENTS

THE FUNDS	2

Investment Objective and Principal Investment Strategies	2

Defensive Investment Strategies	5

Principal Investment Risks	6

Disclosure of Portfolio Holdings	9

The Funds' Performance	10

Fees and Expenses	20

OUR MANAGEMENT TEAM	30

The Adviser	30

The Subadviser	31

Approval of Advisory and Subadvisory Agreements	31

Distribution and Shareholder Services Expenses	32

ABOUT YOUR INVESTMENT	34

How to Purchase Shares	35

Anti-Money Laundering Compliance	36

How Fund Share Prices Are Calculated	37

Purchases Through Dealers	38

Public Offering Price of Class A Shares	39

Purchasing Level-Load Class C Shares	43

Bookshare Account Plan	45

Where to Send Your Application	45

Minimum Account Size	45

Automatic Investment Program	46

ONCE YOU BECOME A SHAREHOLDER	46

Exchanging Your Shares	46

Redemption of Shares	48

Short-Term Trading Policies	50

Redemption Fee	51

Retirement Plans	53

Information on Dividends, Distributions and Taxes	53

Privacy Notice for Individual Shareholders	54

How to Reach First Eagle Funds	57

Financial Highlights	59

Useful Shareholder Information	Back Cover

THE FUNDS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

First Eagle Global Fund

The investment objective of the Global Fund is long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. To achieve its objective, the Global Fund will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. To a lesser extent, the Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Adviser for short-term investment purposes, the Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit. The Global Fund may invest in "structured securities" in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, and may also invest in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ("futures contracts").

First Eagle Overseas Fund

The investment objective of the Overseas Fund is long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. To achieve its objective, the Overseas Fund invests primarily in companies traded in mature markets (for example, Japan, Germany and France) and may invest in emerging markets (for example, Brazil and Thailand). The Overseas Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the Overseas Fund may invest in companies that do not have all of these characteristics.

Under normal market conditions, the Overseas Fund invests at least 80% of its total assets in foreign securities. The equity securities in which the Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The Overseas Fund also may invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of these securities. The Overseas Fund may invest in "structured securities" in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, and may also invest in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ("futures contracts").

First Eagle U.S. Value Fund

The investment objective of the U.S. Value Fund is long-term growth of capital through investment, under normal market conditions, of at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities). In particular, the U.S. Value Fund particularly seeks companies exhibiting financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics.

The equity securities in which the U.S. Value Fund may invest include common and preferred stocks, warrants or other similar rights, and convertible securities. The U.S. Value Fund also may invest up to 35% of its total assets in debt securities and may invest to a limited extent in securities of non-U.S. issuers. There are no restrictions as to the rating of debt securities that the Fund may acquire. The U.S. Value Fund may invest in "structured securities" in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, and may also invest in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ("futures contracts").

Investment Philosophy of Global Fund, Overseas Fund and U. S. Value Fund. The investment philosophy and strategy of the Global Fund, Overseas Fund and U.S. Value Fund can be broadly characterized as a "value" approach, in that each of the Funds loosely follows the teachings of Mr. Benjamin Graham, who is known as the founder of the "value" school of investing. In particular, attention is paid to the ideas of "intrinsic value," which the Adviser defines as what a rational investor would pay in cash for 100% of the company, and of "margin of safety." A stock is deemed attractive if there is a perceived positive difference between its "intrinsic value" and the price of the stock in the market since such difference provides the "margin of safety." Stocks deemed attractive under this analysis will typically be identified for acquisition or retention by the Funds, while stocks deemed unattractive under this analysis will typically be disposed of by the Funds.

First Eagle Gold Fund

The investment objective of the Gold Fund is to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.

An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures.

Under normal circumstances, the Gold Fund invests at least 80% of its total assets in gold and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to gold or of issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. (The Adviser considers a company as being "principally engaged" in the gold industry if, in the opinion of the Adviser, the company's assets or revenues are significantly related to or derived from activities or investments in that industry.) Because of the Gold Fund's policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in gold mining, processing, dealing in or holding gold, a substantial part of the Gold Fund's assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries, including emerging markets. Up to 20% of the Gold Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to gold or the gold industry where the Adviser believes such securities are consistent with the Gold Fund's investment objective.

The Gold Fund may invest up to 20% of its total assets in debt securities, and there are no restrictions as to the rating of these securities. The Gold Fund may invest in "structured securities" in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index. The Gold Fund may also invest directly in precious metals (such as gold bullion) or, subject to certain regulatory limitations, purchase or sell contracts for their future delivery ("futures contracts").

First Eagle Fund of America (Class Y closed to new investors)

To achieve its objective of capital appreciation, the Fund primarily invests in domestic stocks and, to a lesser extent, debt and foreign equity securities. Normally, at least 80% of the Fund's assets are invested in domestic equity and debt securities, with at least 65% invested in domestic equities. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Investment Philosophy of First Eagle Fund of America. Investing in stocks is actually owning part of a business. This principle of ownership guides the selection of stocks for the Fund.

The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, one looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price.

The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests and, although the Fund invests primarily in large and medium-size companies, it may invest in companies of any size, including smaller companies. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

Changes in Investment Objective

Although no change is anticipated, the investment objective of each Fund (other than the Global Fund) can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in the "80% of assets" investment policies described above with respect to the Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America. The investment objective of the Global Fund may not be changed without shareholder approval.

DEFENSIVE INVESTMENT STRATEGIES

The Funds may engage in currency exchange transactions to, among other reasons, hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract or other cash management position. Although such hedged positions may be used to protect the Funds from adverse currency movements, the use of hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds. Pursuant to a defensive strategy, the Funds may temporarily hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, a Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

PRINCIPAL INVESTMENT RISKS

Market Risk

In general, the share price of each of the Funds fluctuates in reaction to stock market movements. This means that the shares of each of the Funds can fall in value.

Risks of Small and Medium-Size Companies

In addition to investments in larger companies, each Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Trust considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Risks of Foreign Investments—Global Fund, Overseas Fund and Gold Fund

Each of the Global Fund, Overseas Fund and Gold Fund invests significantly in foreign securities. Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company, and foreign companies may be subject to less stringent reserve, accounting and reporting requirements. Many foreign stock markets are not as large or as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets.

Risks of Debt Securities—Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Adviser to be equivalent to below investment grade (often referred to as "junk bonds"). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities.

Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund may invest in debt securities without considering the maturity of the instrument. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.

Risks of Gold—Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The Global Fund, Overseas Fund and U.S. Value Fund may also invest in assets of this nature. Each is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund's investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Although the risks related to investing in gold and other precious metals directly (as each of the Funds other than First Eagle Fund of America are authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Investing in futures contracts, structured securities and similar "derivative" instruments related to precious metals also carries additional risks, in that these types of instruments are (i) often more volatile than direct investments in the commodity underlying them, because they commonly involve significant "built in" leverage, and (ii) subject to the risk of default by the counterparty to the contract. Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Risks of Non-Diversification—Gold Fund and First Eagle Fund of America

The Gold Fund and First Eagle Fund of America are non-diversified mutual funds. As such, an investment in the Gold Fund or First Eagle Fund of America may expose your money to greater risks than if you invest in a diversified fund. Because these Funds may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on their share price.

Risks of Event-Driven Style—First Eagle Fund of America

The event-driven investment style used by the First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

Risks of Repurchase Agreements—First Eagle Fund of America

The First Eagle Fund of America may enter into certain types of repurchase agreements, primarily as a cash management strategy. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund (as the buyer) from changes in the market value of the security during the period, except for currency fluctuations. If the seller fails to repurchase the security and the market value declines, however, the Fund may lose money.

Risks of Options—First Eagle Fund of America

The First Eagle Fund of America may engage in various options transactions in which the Fund seeks to limit investment risk or augment investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to disclosure of their portfolio securities is available in the Funds' Statement of Additional Information, which is available upon request as described on the back cover of this Prospectus, and on the Funds' website at www.firsteaglefunds.com. Top position holdings (generally either top 10 or top five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, for the Funds are posted to the website on a monthly basis within 30 days after the end of each month. These postings can be located behind the "Download Portfolio Composition" icon on each Fund's page of the website and generally are available for at least 30 days from their date of posting. Archived top holding postings are also available for up to six months.

THE FUNDS' PERFORMANCE

Many factors affect a fund's performance. The following information provides some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. It also compares each Fund's average annual returns during the periods indicated to those of a broad measure of market performance. As with all mutual funds, past performance (before and after tax) is not an indication of future performance.

First Eagle Global Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

CALENDAR YEAR TOTAL RETURN CHART First Eagle Global Fund—Class A

(Numbers are in percentages)

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Global Fund.

Best Quarter	15.72%	Second Quarter 2003
Worst Quarter	(10.98)%	Third Quarter 1998

Investment performance for the last quarter of 2007 was 1.36%.

The following table illustrates how the Global Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital

International (MSCI) World Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The before-tax figures in the table assume you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

AVERAGE ANNUAL TOTAL RETURN COMPARISON as of December 31, 2007(1)

	1 Year	5 Years	10 Years	Life of Class C(3)	Life of Class I(3)
First Eagle Global Fund
Class A Shares(2)
Return Before Taxes	4.41%	18.69%	14.26%
Return After Taxes on Distributions	2.40%	17.23%	11.86%
Return After Taxes on Distributions and Sale of Fund Shares	4.82%	16.08%	11.28%
Class C Shares
Return Before Taxes	7.99%	19.02%	N/A	16.09%
Class I Shares
Return Before Taxes	10.19%	20.22%	N/A		15.42%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	9.04%	16.96%	7.00%	3.41%	5.73%

(1)  This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2)  After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)  Inception of Class C shares is June 5, 2000. Inception of Class I shares is July 31, 1998.

First Eagle Overseas Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

CALENDAR YEAR TOTAL RETURN CHART First Eagle Overseas Fund—Class A

(Numbers are in percentages)

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Overseas Fund.

Best Quarter	16.65%	Second Quarter 2003
Worst Quarter	(13.82)%	Third Quarter 1998

Investment performance for the last quarter of 2007 was (1.19)%.

The following table illustrates how the Overseas Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The before-tax figures in the table assume you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

AVERAGE ANNUAL TOTAL RETURN COMPARISON as of December 31, 2007(1)

	1 Year	5 Years	10 Years	Life of Class C(3)	Life of Class I(3)
First Eagle Overseas Fund
Class A Shares(2)
Return Before Taxes	2.97%	20.46%	15.96%
Return After Taxes on Distributions	0.30%	18.63%	13.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.59%	17.62%	12.93%
Class C Shares
Return Before Taxes	6.44%	20.80%	N/A	16.41%
Class I Shares Return Before Taxes	8.64%	22.01%	N/A		16.51%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.17%	21.59%	8.66%	6.00%	7.41%

(1)  This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2)  After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)  Inception of Class C shares is June 5, 2000. Inception of Class I shares is July 31, 1998.

First Eagle U.S. Value Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

CALENDAR YEAR TOTAL RETURN CHART First Eagle U.S. Value Fund—Class A

(Numbers are in percentages)

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the U.S. Value Fund.

Best Quarter	15.20%	Second Quarter 2003
Worst Quarter	(9.57)%	Third Quarter 2002

Investment performance for the last quarter of 2007 was 2.86%.

The following table illustrates how the U.S. Value Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The before-tax figures in the table assume you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

AVERAGE ANNUAL TOTAL RETURN COMPARISON as of December 31, 2007(1)

	1 Year	5 Years	Life of Fund(3)
First Eagle U.S. Value Fund
Class A Shares(2)
Return Before Taxes	3.52%	13.17%	11.93%
Return After Taxes on Distributions	2.22%	11.91%	10.64%
Return After Taxes on Distributions and Sale of Fund Shares	3.04%	10.97%	9.83%
Class C Shares
Return Before Taxes	7.06%	13.48%	11.99%
Class I Shares
Return Before Taxes	9.17%	14.60%	13.09%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	6.04%

(1)  This table discloses after-tax returns only for Class A shares of this Fund. After-tax returns for Class C and Class I shares will vary.

(2)  After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)  Inception is September 4, 2001.

First Eagle Gold Fund

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

CALENDAR YEAR TOTAL RETURN CHART First Eagle Gold Fund—Class A

(Numbers are in percentages)

For the periods presented in the bar chart above, here is some additional return information for Class A shares of the Gold Fund.

Best Quarter	50.40%	First Quarter 2002
Worst Quarter	(17.27)%	Second Quarter 2004

Investment performance for the last quarter of 2007 was 4.35%.

The following table illustrates how the Gold Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International (MSCI) World Index and the FTSE Gold Mines Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The before-tax figures in the table assume you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

AVERAGE ANNUAL TOTAL RETURN COMPARISON as of December 31, 2007(1)

	1 Year	5 Years	10 Years	Life of Class C(3)	Life of Class I(3)
First Eagle Gold Fund
Class A Shares(2)
Return Before Taxes	17.30%	18.91%	17.35%
Return After Taxes on Distributions	15.26%	17.27%	15.82%
Return After Taxes on Distributions and Sale of Fund Shares	11.98%	15.93%	14.77%
Class C Shares
Return Before Taxes	21.32%	N/A	N/A	22.01%
Class I Shares
Return Before Taxes	23.79%	N/A	N/A		23.22%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	9.04%	16.96%	7.00%	16.64%	16.64%
FTSE Gold Mines Index (reflects no deduction for fees, expenses or taxes)	21.04%	18.28%	10.83%	21.12%	21.12%

(1)  After-tax returns are shown for Class A shares only and will vary for Class C and Class I shares.

(2)  After-tax returns are calculated using the highest individual federal income tax rate for each year included in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Please note that actual after-tax returns depend on your individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)  Class C and Class I inception is May 15, 2003.

First Eagle Fund of America (Class Y closed to new investors)

The performance information depicted below for periods prior to January 1, 2003, was attained by the Fund in its prior format, as a series of the former First Eagle Funds Trust. The Fund is managed in the same manner and by the same investment personnel and is subject to the same investment policies as when it was a series of that trust.

The following bar chart assumes reinvestment of dividends and distributions.

CALENDAR YEAR TOTAL RETURNS CHART First Eagle Fund of America—Class Y

(Numbers are in percentages)

For the periods presented in the bar chart above, here is some additional return information.

Best Quarter	16.82%	Fourth Quarter 1998
Worst Quarter	(13.48)%	Third Quarter 1998

Investment performance for the last quarter of 2007 was (0.83)%.

The following table illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The before-tax figures in the table assume you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.

AVERAGE ANNUAL TOTAL RETURN COMPARISON as of December 31, 2007(1)

	1 Year	5 Years	10 Years	Life of Class C(3)	Life of Class A(3)
First Eagle Fund of America
Class Y Shares(2)
Return Before Taxes	12.42%	14.46%	10.38%
Return After Taxes on Distributions	10.62%	12.91%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares	10.24%	12.31%	8.54%
Class C Shares Return Before Taxes	10.51%	13.63%	N/A	8.79%
Class A Shares Return Before Taxes	7.00%	13.26%	N/A		9.03%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	5.91%	5.15%	4.24%

(1)  After-tax returns presented only for no-load Class Y shares. After-tax returns for Class C shares and Class A shares will vary.

(2)  After-tax returns are calculated using the highest individual federal income tax rate for each year in the presentation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Your actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Inception of Class C shares is March 2, 1998. Inception of Class A shares is November 20, 1998.

FEES AND EXPENSES

The following information describes the fees and expenses you may pay if you buy and hold shares of each Fund. Shareholder fees are paid directly from your investment. Operating expenses are paid from the Fund's assets and therefore are incurred by shareholders indirectly.

FIRST EAGLE GLOBAL FUND'S FEES AND EXPENSES

	Class A	Class C	Class I
Shareholder Fees
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00%	None
Redemption Fee* (as a percentage of the amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%
Annual Operating Expenses
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1)/Service Fees	0.25%	1.00%	None
Other Expenses**	0.13%	0.13%	0.13%
Total Annual Operating Expenses**	1.13%	1.88%	0.88%

*  Redemption proceeds sent by bank wire transfer are subject to a $7.50 fee.

**  Other expenses are allocated pro rata according to the relative net assets of each share class of the Fund. Other expenses reflect actual expenses during the fiscal year ended October 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including brokers and others acting as sub-transfer agents when maintaining omnibus and other "street name" shareholder accounts with the Fund. The expense ratio in this table incorporates the fees and expenses borne indirectly by the Fund when it invests in underlying investment funds, while expense ratios shown other than in these prospectus fee and expense tables (e.g., in the Financial Highlights) reflect only the direct operating expenses of the Fund and do not include those indirect expenses.

Example

This example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Based on these assumptions, the costs of investing in the Global Fund are outlined in the following table. Please keep in mind your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A shares	$609	$841	$1,091	$1,806
Class C shares	$291	$591	$1,016	$2,201
Class I shares	$90	$281	$488	$1,084

Since only Class C shares of the Global Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$191	$591	$1,016	$2,201

FIRST EAGLE OVERSEAS FUND'S FEES AND EXPENSES

	Class A	Class C	Class I
Shareholder Fees
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00%	None
Redemption Fee* (as a percentage of the amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%
Annual Operating Expenses
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1)/Service Fees	0.25%	1.00%	None
Other Expenses**	0.12%	0.12%	0.12%
Acquired Fund Fees & Expenses (fees & expenses of underlying investment funds)***	0.01%	0.01%	0.01%
Total Annual Operating Expenses	1.13%	1.88%	0.88%

*  Redemption proceeds sent by bank wire are subject to a $7.50 fee.

**  Other expenses are allocated pro rata according to the relative net assets of each share class of the Fund. Other expenses reflect actual expenses during the fiscal year ended October 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including brokers and others acting as sub-transfer agents when maintaining omnibus and other "street name" shareholder accounts with the Fund.

***  The typical performance compensation paid to an underlying investment fund is 20%. Acquired Fund Fees and Expenses are based on historic fees and expenses and may be substantially higher or lower in the future due to performance fluctuations and subsequent subscriptions and redemptions. Expense ratios shown other than in these prospectus fee and expense tables (e.g., in the Financial Highlights) reflect only the direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Overseas Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Based on these assumptions, the costs of investing in the Overseas Fund are outlined in the following table. Please keep in mind your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A shares	$609	$841	$1,091	$1,806
Class C shares	$291	$591	$1,016	$2,201
Class I shares	$90	$281	$488	$1,084

Since only Class C shares of the Overseas Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$191	$591	$1,016	$2,201

FIRST EAGLE U.S. VALUE FUND'S FEES AND EXPENSES

	Class A	Class C	Class I
Shareholder Fees
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00%	None
Redemption Fee* (as a percentage of the amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%
Annual Operating Expenses
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1)/Service Fees	0.25%	1.00%	None
Other Expenses**	0.20%	0.20%	0.21%
Total Annual Operating Expenses**	1.20%	1.95%	0.96%

*  Redemption proceeds sent by bank wire transfer are subject to a $7.50 fee.

**  Other expenses are allocated pro rata according to the relative net assets of each share class of the Fund. Other expenses reflect actual expenses during the fiscal year ended October 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including brokers and others acting as sub-transfer agents when maintaining omnibus and other "street name" shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the U.S. Value Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Based on these assumptions, the costs of investing in the U.S. Value Fund are outlined in the following table. Please keep in mind your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A shares	$616	$862	$1,127	$1,882
Class C shares	$298	$612	$1,052	$2,275
Class I shares	$98	$306	$531	$1,178

Since only Class C shares of the U.S. Value Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the U.S. Value Fund at the end of the following periods:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$198	$612	$1,052	$2,275

FIRST EAGLE GOLD FUND'S FEES AND EXPENSES

	Class A	Class C	Class I
Shareholder Fees
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00%	None
Redemption Fee* (as a percentage of the amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%
Annual Operating Expenses
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1)/Service Fees	0.25%	1.00%	None
Other Expenses**	0.20%	0.20%	0.20%
Total Annual Operating Expenses**	1.20%	1.95%	0.95%

*  Redemption proceeds sent by bank wire transfer are subject to a $7.50 fee.

**  Other expenses are allocated pro rata according to the relative net assets of each share class of the Fund. Other expenses reflect actual expenses during the fiscal year ended October 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including brokers and others acting as sub-transfer agents when maintaining omnibus and other "street name" shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Gold Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Based on these assumptions, the costs of investing in the Gold Fund are outlined in the following table. Please keep in mind your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A shares	$616	$862	$1,127	$1,882
Class C shares	$298	$612	$1,052	$2,275
Class I shares	$97	$303	$525	$1,166

Since only Class C shares of the Fund have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares of the Fund at the end of the following periods:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$198	$612	$1,052	$2,275

FIRST EAGLE FUND OF AMERICA'S FEES AND EXPENSES

(Class Y closed to new investors)	Class A	Class C	Class Y
Shareholder Fees
Maximum Sales Charge (load) on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (load) on purchases (as a percentage of the lesser of your purchase or redemption price)	None	1.00%	None
Redemption Fee* (as a percentage of the amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%
Annual Operating Expenses
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1)/Service Fees	0.25%	1.00%	0.25%
Other Expenses**	0.16%	0.16%	0.16%
Total Annual Operating Expenses	1.41%	2.16%	1.41%

*  Redemption proceeds sent by bank wire are subject to a $7.50 fee.

**  Other expenses are allocated pro rata according to the relative net assets of each share class of the Fund. Other expenses reflect actual expenses during the fiscal year ended October 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including brokers and others acting as sub-transfer agents when maintaining omnibus and other "street name" shareholder accounts with the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund of America with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. The example does not represent the Fund's actual past or future expenses and returns.

Based on these assumptions, the costs of investing in the First Eagle Fund of America are outlined in the following table. Please keep in mind your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A shares	$636	$924	$1,233	$2,106
Class C shares	$319	$676	$1,159	$2,493
Class Y shares	$144	$446	$771	$1,691

Since only Class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your Class C shares at the end of the following periods:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$219	$676	$1,159	$2,493

OUR MANAGEMENT TEAM

THE ADVISER

The Adviser of the Trust is Arnhold and S. Bleichroeder Advisers, LLC, a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the First Eagle Funds, its clients include corporations, foundations, major retirement plans and high-net-worth individuals. As of January 2008, the Adviser had more than $41.8 billion under management.

Mr. Jean-Marie Eveillard is the portfolio manager and has sole management responsibility for the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund. He returned to this position in March 2007, having previously served as portfolio manager for the Overseas Fund, U.S. Value Fund and Gold Fund from the inception of each of these Funds through December 2004 and, for Global Fund, from 1979 through December 2004. Since January 2005 Mr. Eveillard has also served in a senior advisory capacity with the Adviser.

Additional information regarding Mr. Eveillard's compensation, other accounts managed by him and his ownership of securities in the First Eagle Funds is available in the Statement of Additional Information. Mr. Eveillard is supported in his duties by a team of investment professionals employed by the Adviser. Also available in the Statement of Additional Information is certain background information regarding these investment professionals. The personnel responsible for the day-to-day management of the First Eagle Fund of America are described below under "The Subadviser."

Pursuant to an advisory agreement ("Advisory Agreement") with the Funds, the Adviser is responsible for the management of each of the Funds' portfolios and either directly reviews their holdings in the light of its own research analysis and those of other relevant sources or, in the case of the First Eagle Fund of America, oversees and supervises the investment management services provided by the Subadviser. In return for its investment management services, each Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%
Gold Fund	0.75%
First Eagle Fund of America	1.00%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. Those reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.

THE SUBADVISER

Pursuant to a subadvisory agreement ("Subadvisory Agreement") with the Adviser, Iridian Asset Management LLC ("Iridian" or the "Subadviser") manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a wholly-owned subsidiary of BIAM (US), Inc., itself a wholly owned U.S. subsidiary of The Governor and Company of The Bank of Ireland. Harold J. Levy is the portfolio manager primarily responsible for the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the former First Eagle Funds Trust since its inception in April 1987. David L. Cohen assists Mr. Levy and also is a portfolio manager of the Fund and, as an employee of ASB Advisers, was a portfolio manager of the Fund in its prior format as a series of the former First Eagle Funds Trust since 1989. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.

The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Additional information regarding these portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of securities in First Eagle Fund of America is available in the Statement of Additional Information.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

For your reference, a discussion regarding the basis of the Board of Trustees' approval of the Advisory and Subadvisory Agreements with the Funds is available in the Statement of Additional Information and is included in the Semi-Annual Report to shareholders for financial reporting periods ending April 30 of each year.

DISTRIBUTION AND SHAREHOLDER SERVICES EXPENSES

The shares of each of the Funds are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly by First Eagle Funds Distributors, a division of ASB Securities LLC ("First Eagle Distributors" or the "Distributor"), the Funds' principal underwriter. Like ASB Advisers, ASB Securities LLC is a wholly owned subsidiary of ASB Holdings. Class A shares of the Funds are subject to the front-end sales charges described in "About Your Investment—Public Offering Price of Class A Shares."

Each of the Funds has adopted distribution plans and agreements pursuant to Rule 12b-1 (the "Plans") under the Investment Company Act of 1940. Under the Plans, each Fund pays First Eagle Distributors the following annual distribution-related and service fees:

  Class A shares: 0.25% of the share class's average daily net assets.

  Class C shares: 1.00% of the share class's average daily net assets (distribution and service fees).

  Class Y shares (First Eagle Fund of America): 0.25% of the share class's average daily net assets.

First Eagle Distributors has agreed, subject to its right to unilaterally require payments monthly, to accept payments for distribution-related and service fees on a quarterly basis, other than in certain exceptional cases. First Eagle Distributors is obligated to use these collected fees to pay qualifying dealers for their assistance in distributing the Funds' shares, shareholder services and other expenses, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, First Eagle Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. First Eagle Distributors or its affiliates bear distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by First Eagle Distributors or its affiliates in any Fund's fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and ultimately may cost more than paying other types of sales charges.

Certain broker dealers or other third-parties hold their accounts in "street name" and perform the services normally handled by DST Systems Inc. ("DST"), the Funds' transfer agent. These services may include client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge the First Eagle Funds for these services. Sub-transfer agency fees paid by the Funds are, in aggregate, no more than what the Funds otherwise would have paid to DST for the same services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to shareholder services performed by the relevant party. (While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.)

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker dealers or financial intermediaries for various reasons. These payments, often referred to as "revenue sharing," may support the delivery of services to the Funds or shareholders in the Funds, including transaction processing and sub-accounting services. These payments also may serve as an incentive to sell Fund shares and/or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Funds, including advertising and sales meetings, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, broker dealer education about the Funds and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section of the Prospectus) that exceed the costs of similar services provided by the Funds' transfer agent, DST Systems. They also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon "finder's fees" as described in greater detail under "Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge." The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any Rule 12b-1 payments described elsewhere in this Prospectus. Revenue sharing payments may be structured as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a fixed dollar amount; or (iv) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Funds' investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Funds' Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Funds.

ABOUT YOUR INVESTMENT

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short- and long-term financial goals.

HOW TO PURCHASE SHARES

The minimum initial and subsequent investment amounts generally required for each share class of each Fund are as follows:

Minimum Investments	Initial*	Subsequent
Global Fund Class A	$2,500	$100
Global Fund Class C	$2,500	$100
Global Fund Class I	$1 million***	$100
Overseas Fund Class A	$2,500	$100
Overseas Fund Class C	$2,500	$100
Overseas Fund Class I	$1 million***	$100
U.S. Value Fund Class A	$2,500	$100
U.S. Value Fund Class C	$2,500	$100
U.S. Value Fund Class I	$1 million***	$100
Gold Fund Class A	$2,500	$100
Gold Fund Class C	$2,500	$100
Gold Fund Class I	$1 million***	$100
First Eagle Fund of America Class A	$2,500	$100
First Eagle Fund of America Class C	$2,500	$100
First Eagle Fund of America Class Y**	$2,500	$100

*  Minimum initial investment is $1,000 for Class A and Class C shares in an individual retirement account (instead of $2,500 as is otherwise required).

**  Closed to new investors, subject to limited exceptions described in the section relating to First Eagle Fund of America Class Y shares.

***  The current aggregate net asset value of a shareholder's accounts in any of the Funds may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund. The minimum may be waived for Class I shares for sponsors of 401(k) plans and wrap fee programs if approved by First Eagle Distributors, the Funds' principal underwriter.

The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100 per Fund. "Starter" checks and third-party checks will not be accepted for purposes of purchasing shares, but third-party checks may be accepted in connection with individual retirement account rollovers. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees, employees and officers of the Adviser and its affiliates. A Fund's shares may be purchased through authorized dealers or through First Eagle Distributors, the Funds' principal underwriter. A completed and signed application is required to open an account with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one.

The Distributor reserves the right to limit the purchase of a Fund's shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as "market timing." Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Funds' transfer agent, DST. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash or cash equivalents (such as travelers' checks, cashiers' checks, bankers' "official checks" or money orders) will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his or her check or Automated Clearing House ("ACH") transfer does not clear, the investor will be responsible for any loss a fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or transfer agent receives satisfactory instructions that a trade order was placed in error.

ANTI-MONEY LAUNDERING COMPLIANCE

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for documents such as driver's license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, bylaws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose not to establish a new account or may be required to "freeze" an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

HOW FUND SHARE PRICES ARE CALCULATED

The net asset value for each share class of each Fund is determined as of the close of trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time on each day the NYSE is open for trading. For each share class of each Fund, the net asset value is computed by dividing the total current value of its assets (less its total liabilities) by the total number of shares outstanding. Because the First Eagle Funds may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds' share values may change on days when shareholders will not be able to purchase or redeem shares.

The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" due to limited market activity for a particular holding, or in other circumstances when market prices are unavailable (such as for private placements) or determined to be unreliable, such holdings will be "fair valued," according to procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings will be fair valued to reflect the events in accordance with procedures approved by the Board. Also according to procedures approved by the Board, in deciding whether a particular foreign investment should be fair valued, the Adviser will consider several factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. Therefore, the values assigned to Fund holdings occasionally may differ from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders ("Authorized Dealers"). In turn, these Authorized Dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor's behalf ("Designated Intermediaries"). Orders for shares received by DST, Authorized Dealers, or Designated Intermediaries prior to the close of trading on the NYSE will be processed based on that day's net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST, an Authorized Dealer, or a Designated Intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

PURCHASES THROUGH DEALERS

You may purchase a Fund's shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at (800) 747-2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to First Eagle Distributors and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker dealers or financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program. Class A shares of each Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of each Fund are sold with a "level-load" (consisting of an annual distribution, (Rule 12b-1) fee and an annual service fee). Class Y shares of the First Eagle Fund of America are sold with an annual distribution (Rule 12b-1) fee. Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors, through direct purchases from the Distributor in quantities of $1 million or more. Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

PUBLIC OFFERING PRICE OF CLASS A SHARES

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges are as follows:

	Sales Charge as a percentage of		Dealer Allowance as a percentage of
Class A Shares Dollars Invested	Offering Price	Net Amount Invested	Offering Price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50	4.71	4.25
$50,000 but less than $100,000	4.00	4.17	3.75
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	1.50	1.52	1.25
$1,000,000 and over*	0.00	0.00	0.00

Sales charges for investors residing outside the United States may vary from those listed above.

The Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may from time to time re-allow the entire sales load, and, as already described in "Our Management Team—Distribution and Shareholder Services Expenses" and "—Revenue Sharing," may provide additional promotional incentives to dealers selling a Fund's shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

* Class A Contingent Deferred Sales Charge—Global Fund, Overseas Fund, U.S. Value Fund and First Eagle Fund of America

There is no initial sales charge on purchases of Class A shares of one or more of the Funds (including the Gold Fund) aggregating $1 million or more. First Eagle Distributors, as the Funds' principal underwriter, may pay dealers of record "finder's fee" commissions of up to 0.75% of purchases of

Class A shares of the Global Fund, Overseas Fund, U.S. Value Fund and First Eagle Fund of America that were not previously subject to a front-end sales charge or dealer commission paid by the investor.**

These finder's fee commissions will be paid only with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any "person," which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of the Global, Overseas, U.S. Value Fund or First Eagle Fund of America of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder's fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder's fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 0.75% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder's fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described in "Once You Become a Shareholder—Redemption Fee."

**  Dealers should call the Distributor at (800) 747-2008 to discuss the further terms that apply to this commission.

Reducing the Sales Charge

As the table in "Public Offering Price of Class A Shares" shows, larger investments in Class A shares of a Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge "breakpoints." To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

  Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any "person," which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

  Rights of Accumulation. If you already are a First Eagle Funds shareholder you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class you already own. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

  Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or a form for this purpose, which you may obtain by contacting the Trust at (800) 334-2143. This process allows you to combine aggregate purchases of Class A shares of any Fund during a 13-month period, for purposes of calculating the applicable sales charge. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

  Sales at Net Asset Value. Class A shares of each Fund can be sold at net asset value (without a sales charge) to:

•  registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;

•  banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;

•  investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

•  clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

•  institutional (e.g., generally not broker-directed or broker-advised) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent; and

•  current officers, trustees and employees of the Trust, ASB Advisers, ASB Holdings, First Eagle Distributors, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

A Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor's discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the same Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to the Distributor or DST, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

You also may transfer an investment in any Fund to an IRA or other tax-qualified retirement plan account in the same First Eagle Fund without paying a sales charge. Nevertheless, such a transfer involves redeeming a Fund's shares and reinvesting the proceeds, which may involve a taxable transaction for income tax purposes.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvest within 30 days.

PURCHASING LEVEL-LOAD CLASS C SHARES

You may purchase Level-load Class C shares of a Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Class C shares are also available through 401(k) plans. If you purchase Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, you will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Class C shares of each Fund carries an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. You cannot convert Class C shares into Class A, Y or I shares. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in "Our Management Team—Distribution and Shareholder Services Expenses."

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

The Class C contingent deferred sales charge is in addition to any applicable redemption fee described under "Once You Become a Shareholder—Redemption Fee."

First Eagle Fund of America Class Y Shares (closed to new investors)

You may purchase First Eagle Fund of America no-load Class Y shares through an investment professional or directly from the Trust at net asset value. You do not have to pay sales charges, but you will pay an annual 0.25% distribution (Rule 12b-1) fee. Class Y shares are also available through 401(k) plans.

Class Y is currently closed to new investors, subject to limited exceptions for:

•  participants in certain employee benefit plans that were invested (at the plan level) in Class Y prior to its close;

•  accounts opened with distributions or rollovers from individual retirement accounts, 401(k) plans or other employer sponsored retirement plans invested in Class Y;

•  accounts benefiting employees, officers, directors and trustees of the First Eagle Funds, the investment adviser or the investment adviser's affiliates and their immediate family members;

•  accounts opened through a fee-based, asset allocation, discretionary and/or advisory investment program sponsored by a broker dealer having a Selling Agreement with the Distributor;

•  accounts associated with certain mutual fund sales platforms designed to facilitate investments by clients of investment advisers.

Except for the exceptions above, no new Class Y share accounts will be opened by way of share exchange, transfer or purchase.

The Funds' ability either to permit or decline purchases (or, in some cases, to limit purchases) in accord with the exceptions set out above relating to accounts held by intermediaries may vary depending upon system capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

These restrictions will apply unless and until the Board of Trustees determines to reopen First Eagle Fund of America Class Y shares to new investors.

BOOKSHARE ACCOUNT PLAN

To facilitate the handling of shareholder transactions, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds transfer agent, automatically opens and maintains an account for each shareholder of the Funds directly registered with the Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, DST mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. DST will not issue stock certificates for the shares of any Fund.

ELECTRONIC DELIVERY

We can deliver your account statements and fund financial reports electronically. If you are a registered user of FirstEagleFunds.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." (Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

WHERE TO SEND YOUR APPLICATION

You may purchase Fund shares through the Distributor by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares through the Distributor by ACH transfer or by bank wire. Please call (800) 334-2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

You may purchase a Fund's shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at (800) 747-2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.

MINIMUM ACCOUNT SIZE

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in any Class I account of the Global Fund, Overseas

Fund, U.S. Value Fund or Gold Fund if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

AUTOMATIC INVESTMENT PROGRAM

You may make regular, semimonthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, DST will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a check (minimum of $100, if a new account is being established), a savings account deposit slip or savings account statement. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in "Once You Become a Shareholder—Redemption of Shares." The Trust may amend or cease to offer the Automatic Investment Program at any time.

ONCE YOU BECOME A SHAREHOLDER

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

EXCHANGING YOUR SHARES

You may exchange some or all of your shares of any Fund for shares of another Fund, subject to limitations described elsewhere in this Prospectus and in the following paragraphs in respect of Funds or share classes closed to new investors. You may exchange:

  Class A shares of a Fund for Class A shares of another Fund;

  Class C shares of a Fund for Class C shares of another Fund;

  Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund for Class I shares of another Fund or for Class Y shares of the First Eagle Fund of America (if you are eligible) or Class A shares (if you are not eligible to invest in Class Y shares); and

  Class Y shares of the First Eagle Fund of America for Class A shares of another Fund (if the exchange involves Class Y shares valued at less than $1 million) or for Class I shares of another Fund (if the exchange involves Class Y shares valued at $1 million or more).

Shares will be exchanged at their respective net asset values, computed as of the close of trading on the NYSE on the day you request the exchange. There is no charge for the exchange privilege, except in the case of Class Y shares of the First Eagle Fund of America. Class Y shareholders exchanging for Class A shares of another Fund will be subject to the front-end sales load applicable to those Class A shares. Any exchange must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at (800) 334-2143.

Exchanges may be limited in the case of shares to be exchanged for those of any Fund or share class closed to, or otherwise restricted for, new investors (as currently is the case for shares to be exchanged for Class Y shares of First Eagle Fund of America). The Funds will assess a 2% redemption fee on exchanges you make within 90 days of purchasing the shares (see "Redemption Fees"). In addition, the Funds depend on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Funds' ability to monitor the frequency of exchanges by those investing through such accounts (see "Short Term Trading of Fund Shares").

Automatic Exchange Program

If you wish to automatically exchange shares of one Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in "Exchanging Your Shares."

Conversion

You may convert Class A shares of the Global Fund, Overseas Fund, U.S. Value Fund or Gold Fund having an aggregate value of $1 million or more into Class I shares of the same fund. Such conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. You may not convert Class C shares into Class A, Class Y or Class I shares. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

Dividend Direction Plan

You may elect to have income dividends and capital gains distributions reinvested, without sales charges, into any share class of any Fund in which you have an existing account and maintain a minimum account balance. All reinvested dividends and distributions remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact DST by telephone at (800) 334-2143.

REDEMPTION OF SHARES

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone or through your authorized dealer or First Eagle Distributors Shares held in the dealer's "street name" must be redeemed through the dealer, as described in the following paragraph.

Redemptions through Dealers

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through First Eagle Distributors

You may redeem your Fund shares through First Eagle Distributors by transmitting written redemption instructions to First Eagle Funds,

c/o DST, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

  Written and signed instructions must be received from the registered owner(s).

  A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

  All certificates, if any, to be redeemed must be received by DST in negotiable form.

  In the case of shares held in the name of a corporation, trust, fiduciary or partnership, DST must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption, but a fee of $7.50 will be deducted from such proceeds.

First Eagle Fund of America Redemptions in Kind

First Eagle Fund of America normally pays redemption proceeds in cash up to $250,000 or 1% of the Fund's total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities, which is known as a "redemption in kind." You must pay any applicable commissions or other fees when selling these securities.

SHORT-TERM TRADING POLICIES

The First Eagle Funds are not vehicles for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as "market timing," may increase Fund transaction and administration costs and otherwise negatively affect a Fund's investment program, possibly diluting a Fund's value to its longer-term investors. For example, short-term investments moving in and out of a Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by a Fund over time; (iii) affect taxable gains and losses realized by a Fund; or (iv) distract a portfolio manager from the Fund's longer-term investment strategy.

The Global Fund and Overseas Fund may be particularly susceptible to these risks due to their significant investments in foreign securities. Similarly, the Gold Fund may be susceptible to short-term trading due to the nature of its portfolio holdings. Foreign securities and any relatively illiquid or volatile securities are considered those most likely to be subject to inappropriate short-term trading strategies.

The redemption fee policies described below are one means applied by the Funds to deter undesirable short-term trading. Pursuant to procedures approved by the Board of Trustees, the Funds also routinely review shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Funds seek to identify the types of transactions that may be harmful to a Fund, either on an individual basis or as part of a pattern. In certain circumstances, and on occasion even involving a trade or exchange for which no redemption fee is assessed, the Funds may deem a single trade or exchange inappropriate and subject to these procedures. When the Funds identify inappropriate trading activities, the Funds will suspend trading and exchange privileges or close the relevant account. At the discretion of the Funds, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

The Funds also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors' accounts. For example, the Funds may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Funds.

The Funds cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Funds' guiding principle is trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

In most cases the Funds depend on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Funds' ability to monitor and discourage inappropriate trading. Although the Funds are committed to seeking the cooperation of intermediaries, the Funds often do not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Funds. The Funds do not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus. The Funds may modify the short-term trading policies at any time.

REDEMPTION FEE

If you sell or exchange shares within 90 days of purchasing them, you will be subject to a 2% redemption fee on the gross redemption proceeds. The fee is determined using the "first-in-first-out," or FIFO, calculation methodology, comparing the date of redemption with the earliest purchase date of shares. The Funds may collect the redemption fees by deducting them from the redemption proceeds or, if assessed after a completed redemption transaction (and upon notice to the account holder), by deducting them from any remaining account balance or by directly billing for them.

The Funds may waive or reverse the redemption fee for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions. At the same time, the Funds reserve the right to impose redemption fees on such shares. The Funds generally will be dependent on the relevant "intermediary" (for example, the wrap program sponsor or omnibus account holder) in monitoring trading frequency and therefore in applying redemption fees to these shareholders. The ability of a Fund to assess a redemption fee on the underlying shareholders of such an account, or otherwise monitor and discourage inappropriate short-term trading, may be further limited by systems limitations applicable to these types of accounts.

Redemption fees are intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the particular Fund (and share class) for the benefit of the remaining shareholders.

The Funds may reverse or waive the redemption fee upon application to the Funds. Historically, and in limited circumstances, such exceptions have been granted in the event of transactions documented as inadvertent or prompted by bona-fide emergencies. The Funds may modify redemption fee policies at any time.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Funds nor its agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; or (iii) requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or its agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone redemptions by check. There is no limit on redemptions by ACH transfer or bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call (800) 334-2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly or quarterly. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal, which may result in a gain or loss for tax purposes. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Funds will not begin withdrawals until the following month, due to the Funds' 15-day hold on check purchases. The Funds may amend or cease to offer the Systematic Withdrawal Plan at any time.

RETIREMENT PLANS

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs, SIMPLE IRAs and 403(b)(7) plans. All investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Retirement plans may purchase Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund or the Gold Fund provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party. Retirement plans requiring the payment of such fees may purchase Class A shares of the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund or First Eagle Fund of America without an initial sales charge. If a "finder's fee" was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See "About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge."

INFORMATION ON DIVIDENDS, DISTRIBUTIONS AND TAXES

It is each Fund's policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Funds pay ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Funds will be reduced by the amount of the payment.

Each Fund intends to qualify and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by a Fund may be subject to foreign withholding taxes.

In general, you will be taxed on the ordinary income dividends and capital gains distributions you receive from a Fund, whether you take them as additional shares or in cash. Capital gains distributions may be taxed at different rates, depending on the types of appreciated assets and the length of time the Fund holds the appreciated assets. For example, while capital gain distributions with respect to gain on the sale of appreciated assets held by a Fund for more than one year generally will be taxed to individual shareholders at a rate of 15% for taxable years beginning on or before December 31, 2010, capital gain distributions with respect to the sale of collectibles (such as gold bullion) held by a Fund for more than one year will be taxed to individual shareholders at a rate of 28%. For taxable years beginning on or before December 31, 2010, certain ordinary income dividends paid by a Fund to non-corporate shareholders (including individuals) may be eligible for preferential tax treatment at the rate applied to long-term capital gains. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By January 31 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

PRIVACY NOTICE FOR INDIVIDUAL SHAREHOLDERS

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

WHY THIS PRIVACY POLICY APPLIES TO YOU

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

WHAT WE DO TO PROTECT YOUR PERSONAL INFORMATION

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

PERSONAL INFORMATION THAT WE COLLECT AND MAY DISCLOSE

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

  Information from public records we may access in the ordinary course of business.

CATEGORIES OF AFFILIATES TO WHOM WE MAY DISCLOSE PERSONAL INFORMATION

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., Arnhold and S. Bleichroeder Advisers, LLC, ASB Securities LLC and Good Hope Advisers, LLC.

WHEN WE MAY DISCLOSE YOUR PERSONAL INFORMATION TO UNAFFILIATED THIRD PARTIES

We will only share your personal information collected, as described above, with unaffiliated third parties:

  At your request;

  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

WHAT WE DO WITH PERSONAL INFORMATION ABOUT OUR FORMER CUSTOMERS

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

HOW TO REACH FIRST EAGLE FUNDS

You can send all requests for information or transactions to:

Regular Mail:
First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:
First Eagle Funds
c/o DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105-1807

You can contact us by telephone at (800) 334-2143.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the financial performance of each Fund for the past five fiscal years. Because the Class C and Class I share classes for the Gold Fund were launched on May 15, 2003, financial information for the Gold Fund prior to that date is provided only for its Class A shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights Table shown below was audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 (for each Fund's fiscal year ending October 31, 2006 and October 31, 2007). The report of PricewaterhouseCoopers LLP (for the Funds' fiscal year ending October 31, 2007), together with the Funds' financial statements, are contained in the annual reports for the Funds for that period and are incorporated by reference in the Statement of Additional Information. Information reported for fiscal years before 2006 was audited by the Funds' former independent registered public accounting firm. Annual reports and the Statement of Additional Information are available upon request.

FIRST EAGLE FUNDS FINANCIAL HIGHLIGHTS

	Year Ended October 31,
	2007
	Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$48.36	$48.56	$47.83
Income from investment operations:
Net investment income	0.67	0.79	0.31
Net realized and unrealized gains on investments	6.91	6.94	6.84
Total from investment operations	7.58	7.73	7.15
Less distributions:
Dividends from net investment income	(1.22)	(1.34)	(0.89)
Distributions from capital gains	(3.63)	(3.63)	(3.63)
Total distributions	(4.85)	(4.97)	(4.52)
Net asset value, end of year	$51.09	$51.32	$50.46
Total Return[c]	16.91%	17.19%	16.03%
Ratios and Supplemental Data
Net assets, end of period (millions)	$13,451	$3,193	$5,593
Ratio of operating expenses to average net assets[e]	1.12%	0.87%	1.87%
Ratio of net investment income to average net assets[f]	1.40%	1.64%	0.65%
Portfolio turnover rate	37.58%	37.58%	37.58%

	Year Ended October 31,
	2003
	Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$24.34	$24.36	$24.15
Income from investment operations:
Net investment income	0.53	0.59	0.30
Net realized and unrealized gains on investments	8.39	8.41	8.38
Total from investment operations	8.92	9.00	8.68
Less distributions:
Dividends from net investment income	(0.49)	(0.55)	(0.28)
Distributions from capital gains	(0.40)	(0.40)	(0.40)
Total distributions	(0.89)	(0.95)	(0.68)
Net asset value, end of year	$32.37	$32.41	$32.15
Total Return[c]	37.75%	38.14%	36.77%
Ratios and Supplemental Data
Net assets, end of period (millions)	$3,255	$242	$617
Ratio of operating expenses to average net assets[e]	1.32%	1.06%	2.07%
Ratio of net investment income to average net assets[f]	1.91%	2.11%	1.07%
Portfolio turnover rate	7.20%	7.20%	7.20%

*  Per share amounts have been calculated using the average shares method.

Please see Notes to the Financial Highlights.

	Year Ended October 31,
	2006			2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15
Income from investment operations:
Net investment income	0.59	0.71	0.25	0.48	0.60	0.19	0.50	0.56	0.23
Net realized and unrealized gains on investments	7.82	7.85	7.77	6.07	6.06	6.01	5.18	5.22	5.18
Total from investment operations	8.41	8.56	8.02	6.55	6.66	6.20	5.68	5.78	5.41
Less distributions:
Dividends from net investment income	(0.84)	(0.94)	(0.57)	(0.43)	(0.50)	(0.26)	(0.67)	(0.70)	(0.41)
Distributions from capital gains	(1.68)	(1.68)	(1.68)	(0.18)	(0.18)	(0.18)	(0.85)	(0.85)	(0.85)
Total distributions	(2.52)	(2.62)	(2.25)	(0.61)	(0.68)	(0.44)	(1.52)	(1.55)	(1.26)
Net asset value, end of year	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30
Total Return[c]	20.73%	21.06%	19.86%	18.15%	18.42%	17.23%	18.18%	18.47%	17.31%
Ratios and Supplemental Data
Net assets, end of period (millions)	$11,854	$2,641	$4,928	$9,526	$1,752	$3,828	$5,972	$641	$1,986
Ratio of operating expenses to average net assets[e]	1.13%	0.88%	1.88%	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
Ratio of net investment income to average net assets[f]	1.31%	1.57%	0.56%	1.21%	1.48%	0.47%	1.46%	1.67%	0.66%
Portfolio turnover rate	28.59%	28.59%	28.59%	12.29%	12.29%	12.29%	4.94%	4.94%	4.94%

Please see Notes to the Financial Highlights.

FIRST EAGLE FUNDS FINANCIAL HIGHLIGHTS—(continued)

	Year Ended October 31,
	2007
	Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$26.70	$26.94	$26.33
Income (Loss) from investment operations:
Net investment income (losses)	0.41	0.48	0.21
Net realized and unrealized gains (losses) on investments	4.05	4.10	4.00
Total from investment operations	4.46	4.58	4.21
Less distributions:
Dividends from net investment income	(0.87)	(0.94)	(0.68)
Distributions from capital gains	(2.20)	(2.20)	(2.20)
Total distributions	(3.07)	(3.14)	(2.88)
Net asset value, end of year	$28.09	$28.38	$27.66
Total Return[c]	18.20%	18.52%	17.31%
Ratios and Supplemental Data
Net assets, end of period (millions)	$5,974	$3,942	$1,203
Ratio of operating expenses to average net assets[e]	1.12%	0.87%	1.87%
Ratio of net investment income (loss) to average net assets[f]	1.54%	1.80%	0.79%
Portfolio turnover rate	34.29%	34.29%	34.29%

	Year Ended October 31,
	2003
	Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$12.45	$12.48	$12.30
Income (Loss) from investment operations:
Net investment income (losses)	0.18	0.22	0.07
Net realized and unrealized gains (losses) on investments	5.09	5.10	5.04
Total from investment operations	5.27	5.32	5.11
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.12)
Distributions from capital gains	(0.01)	(0.01)	(0.01)
Total distributions	(0.22)	(0.23)	(0.13)
Net asset value, end of year	$17.50	$17.57	$17.28
Total Return[c]	42.96%	43.29%	41.91%
Ratios and Supplemental Data
Net assets, end of period (millions)	$2,345	$1,084	$390
Ratio of operating expenses to average net assets[e]	1.31%	1.05%	2.05%
Ratio of net investment income (loss) to average net assets[f]	1.23%	1.48%	0.45%
Portfolio turnover rate	3.46%	3.46%	3.46%

*  Per share amounts have been calculated using the average shares method.

Please see Notes to the Financial Highlights.

	Year Ended October 31,
	2006			2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28
Income (Loss) from investment operations:
Net investment income (losses)	0.39	0.46	0.20	0.27	0.33	0.10	0.17	0.22	0.03
Net realized and unrealized gains (losses) on investments	4.57	4.60	4.53	3.96	3.99	3.93	3.20	3.22	3.17
Total from investment operations	4.96	5.06	4.73	4.23	4.32	4.03	3.37	3.44	3.20
Less distributions:
Dividends from net investment income	(0.81)	(0.87)	(0.65)	(0.24)	(0.25)	(0.06)	(0.47)	(0.49)	(0.36)
Distributions from capital gains	(1.58)	(1.58)	(1.58)	(0.11)	(0.11)	(0.11)	(0.15)	(0.15)	(0.15)
Total distributions	(2.39)	(2.45)	(2.23)	(0.35)	(0.36)	(0.17)	(0.62)	(0.64)	(0.51)
Net asset value, end of year	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97
Total Return[c]	22.24%	22.53%	21.33%	21.16%	21.47%	20.28%	19.77%	20.09%	18.89%
Ratios and Supplemental Data
Net assets, end of period (millions)	$5,785	$4,031	$1,145	$4,866	$3,028	$994	$3,846	$2,152	$804
Ratio of operating expenses to average net assets[e]	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
Ratio of net investment income (loss) to average net assets[f]	1.57%	1.82%	0.81%	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
Portfolio turnover rate	27.98%	27.98%	27.98%	19.40%	19.40%	19.40%	5.88%	5.88%	5.88%

Please see Notes to the Financial Highlights.

FIRST EAGLE FUNDS FINANCIAL HIGHLIGHTS—(continued)

	Year Ended October 31,
	2007
	Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$16.19	$16.34	$16.08
Income from investment operations:
Net investment income (loss)	0.33	0.38	0.21
Net realized and unrealized gains on investments	1.45	1.46	1.44
Total from investment operations	1.78	1.84	1.65
Less distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.20)
Distributions from capital gains	(0.66)	(0.66)	(0.66)
Total distributions	(0.96)	(0.99)	(0.86)
Net asset value, end of year	$17.01	$17.19	$16.87
Total Return[c]	11.47%	11.78%	10.65%
Ratios and Supplemental Data
Net assets, end of period (millions)	$324	$104	$233
Ratio of operating expenses to average net assets[e]	1.20%	0.95%	1.95%
Ratio of net investment income (loss) to average net assets[f]	2.04%	2.32%	1.29%
Portfolio turnover rate	32.54%	32.54%	32.54%

	Year ended October 31,
	2003
	Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$10.56	$10.59	$10.48
Income from investment operations:
Net investment income (loss)	0.19	0.23	0.11
Net realized and unrealized gains on investments	2.46	2.45	2.43
Total from investment operations	2.65	2.68	2.54
Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.07)
Distributions from capital gains	(0.34)	(0.34)	(0.34)
Total distributions	(0.50)	(0.51)	(0.41)
Net asset value, end of year	$12.71	$12.76	$12.61
Total Return[c]	26.10%	26.34%	25.03%
Ratios and Supplemental Data
Net assets, end of period (millions)	$41	$49	$20
Ratio of operating expenses to average net assets[e]	1.51%	1.26%	2.26%
Ratio of net investment income (loss) to average net assets[f]	1.72%	1.99%	0.97%
Portfolio turnover rate	33.45%	33.45%	33.45%

*  Per share amounts have been calculated using the average shares method.

Please see Notes to the Financial Highlights.

	Year Ended October 31,
	2006			2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61
Income from investment operations:
Net investment income (loss)	0.29	0.33	0.17	0.20	0.24	0.10	0.22	0.27	0.13
Net realized and unrealized gains on investments	1.46	1.48	1.47	1.35	1.36	1.35	1.66	1.65	1.64
Total from investment operations	1.75	1.81	1.64	1.55	1.60	1.45	1.88	1.92	1.77
Less distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.19)	(0.20)	(0.23)	(0.12)	(0.32)	(0.31)	(0.14)
Distributions from capital gains	(0.27)	(0.27)	(0.27)	(0.35)	(0.35)	(0.35)	(0.32)	(0.32)	(0.32)
Total distributions	(0.51)	(0.54)	(0.46)	(0.55)	(0.58)	(0.47)	(0.64)	(0.63)	(0.46)
Net asset value, end of year	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92
Total Return[c]	12.05%	12.35%	11.26%	11.35%	11.65%	10.56%	15.38%	15.58%	14.43%
Ratios and Supplemental Data
Net assets, end of period (millions)	$254	$115	$161	$150	$68	$97	$62	$54	$29
Ratio of operating expenses to average net assets[e]	1.25%	0.99%	1.99%	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
Ratio of net investment income (loss) to average net assets[f]	1.87%	2.13%	1.13%	1.40%	1.63%	0.67%	1.66%	2.00%	0.95%
Portfolio turnover rate	31.76%	31.76%	31.76%	17.22%	17.22%	17.22%	23.47%	23.47%	23.47%

Please see Notes to the Financial Highlights.

FIRST EAGLE FUNDS FINANCIAL HIGHLIGHTS—(continued)

	Year Ended October 31,
	2007
	Class A	Class I	Class C
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$23.48	$23.62	$23.17
Income from investment operations:
Net investment (loss) income	(0.12)	(0.07)	(0.28)
Net realized and unrealized gains (losses) on Investments	7.72	7.78	7.61
Total from investment operations	7.60	7.71	7.33
Less distributions:
Dividends from net investment income	(0.74)	(0.79)	(0.58)
Distributions from capital gains	(3.06)	(3.06)	(3.06)
Total distributions	(3.80)	(3.85)	(3.64)
Net asset value, end of year	$27.28	$27.48	$26.86
Total Return[c]	37.57%	37.93%	36.55%
Ratios and Supplemental Data
Net assets, end of period (millions)	$890	$166	$196
Ratio of operating expenses to average net assets[e]	1.20%	0.95%	1.95%
Ratio of net investment (loss) income to average net assets[f]	(0.55)%	(0.30)%	(1.30)%
Portfolio turnover rate	16.37%	16.37%	16.37%

	Year ended October 31,
	2003
	Class A	Class Id	Class Cd
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$10.41	$12.41	$12.41
Income from investment operations:
Net investment income (loss)	(0.06)	(0.02)	(0.09)
Net realized and unrealized gains (losses) on investments	5.72	3.64	3.64
Total from investment operations	5.66	3.62	3.55
Less distributions:
Dividends from net investment income	(0.08)	—	—
Total distributions	(0.08)	—	—
Net asset value, end of year	$15.99	$16.03	$15.96
Total Return[c]	54.64%	29.17%[b]	28.61%[b]
Ratios and Supplemental Data
Net assets, end of period (millions)	$374	$30	$32
Ratio of operating expenses to average net assets[e]	1.49%	1.23%[a]	2.19%[a]
Ratio of net investment (loss) income to average net assets[f]	(0.43)%	(0.24)%[a]	(1.26)%[a]
Portfolio turnover rate	0.98%	0.98%	0.98%

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

Please see Notes to the Financial Highlights.

	Year Ended October 31,
	2006			2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96
Income from investment operations:
Net investment (loss) income	(0.13)	(0.08)	(0.30)	(0.04)	0.00 **	(0.16)	(0.10)	(0.05)	(0.21)
Net realized and unrealized gains (losses) on Investments	6.65	6.69	6.60	0.67	0.67	0.65	1.49	1.48	1.47
Total from investment operations	6.52	6.61	6.30	0.63	0.67	0.49	1.39	1.43	1.26
Less distributions:
Dividends from net investment income	(0.49)	(0.54)	(0.38)	—	—	—	(0.56)	(0.58)	(0.46)
Distributions from capital gains	—	—	—	—	—	—	—	—	—
Total distributions	(0.49)	(0.54)	(0.38)	—	—	—	(0.56)	(0.58)	(0.46)
Net asset value, end of year	$23.48	$23.62	$23.17	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76
Total Return[c]	37.97%	38.29%	36.95%	3.75%	3.97%	2.92%	8.59%	8.82%	7.79%
Ratios and Supplemental Data
Net assets, end of period (millions)	$774	$147	$158	$570	$84	$115	$516	$75	$92
Ratio of operating expenses to average net assets[e]	1.21%	0.96%	1.96%	1.29%	1.04%	2.04%	1.39%	1.14%	2.14%
Ratio of net investment (loss) income to average net assets[f]	(0.59)%	(0.34)%	(1.33)%	(0.24)%	0.02%	(0.98)%	(0.62)%	(0.35)%	(1.34)%
Portfolio turnover rate	32.26%	32.26%	32.26%	21.73%	21.73%	21.73%	3.61%	3.61%	3.61%

Please see Notes to the Financial Highlights.

FIRST EAGLE FUNDS FINANCIAL HIGHLIGHTS—(continued)

	Year Ended October 31,
	2007
	Class Y	Class C	Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$28.28	$26.12	$27.92
Income (loss) from investment operations:
Net investment loss	0.07 [g]	(0.13)[g]	0.05 [g]
Net realized and unrealized gains (losses) on investments	5.35	4.88	5.30
Total from investment operations	5.42	4.75	5.35
Less distributions:
Distributions from capital gains	(3.48)	(3.48)	(3.48)
Total distributions	(3.48)	(3.48)	(3.48)
Net asset value, end of year	$30.22	$27.39	$29.79
Total Return[c]	21.25%	20.34%	21.28%
Ratios and Supplemental Data
Net assets, end of period (millions)	$756	$65	$82
Ratio of operating expenses to average net assets[e]	1.40%	2.15%	1.40%
Ratio of net investment loss to average net assets[f]	0.26%[g]	(0.51)%[g]	0.18%[g]
Portfolio turnover rate	50.26%	50.26%	50.26%

	Year Ended October 31,
	2003
	Class Y	Class C	Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$19.47	$18.73	$19.29
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.31)	(0.22)
Net realized and unrealized gains (losses) on investments	3.73	3.57	3.73
Total from investment operations	3.56	3.26	3.51
Less distributions:
Distributions from capital gains	—	—	—
Total distributions	—	—	—
Net asset value, end of year	$23.03	$21.99	$22.80
Total Return[c]	18.28%	17.41%	18.20%
Ratios and Supplemental Data
Net assets, end of period (millions)	$554	$11	$6
Ratio of operating expenses to average net assets[e]	1.50%	2.25%	1.75%
Ratio of net investment loss to average net assets[f]	(0.79)%	(1.55)%	(1.07)%
Portfolio turnover rate	47.88%	47.88%	47.88%

*  Per share amounts have been calculated using the average shares method.

Please see Notes to the Financial Highlights.

	Year Ended October 31,
	2006			2005			2004
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54	$23.03	$21.99	$22.80
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.26)	(0.08)	(0.07)	(0.26)	(0.09)	(0.16)	(0.33)	(0.22)
Net realized and unrealized gains (losses) on investments	4.28	3.98	4.23	2.38	2.26	2.36	3.41	3.25	3.43
Total from investment operations	4.20	3.72	4.15	2.31	2.00	2.27	3.25	2.92	3.21
Less distributions:
Distributions from capital gains	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)
Total distributions	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)
Net asset value, end of year	$28.28	$26.12	$27.92	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54
Total Return[c]	16.80%	15.93%	16.81%	9.23%	8.43%	9.16%	14.30%	13.46%	14.27%
Ratios and Supplemental Data
Net assets, end of period (millions)	$671	$48	$46	$684	$36	$29	$601	$14	$17
Ratio of operating expenses to average net assets[e]	1.41%	2.16%	1.41%	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%
Ratio of net investment loss to average net assets[f]	(0.30)%	(1.05)%	(0.30)%	(0.27)%	(1.03)%	(0.34)%	(0.63)%	(1.39)%	(0.91)%
Portfolio turnover rate	40.38%	40.38%	40.38%	54.54%	54.54%	54.54%	44.68%	44.68%	44.68%

Please see Notes to the Financial Highlights.

FIRST EAGLE FUNDS NOTES TO FINANCIAL HIGHLIGHTS

a  Annualized.

b  Not annualized.

c  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%.

d  May 15, 2003 inception date.

e  The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year Ended October 31,
	2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.12%	0.87%	1.87%	1.14%	0.89%	1.89%
First Eagle Overseas Fund	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%
First Eagle U.S. Value Fund	1.20%	0.96%	1.95%	1.25%	1.00%	2.00%
First Eagle Gold Fund	1.20%	0.95%	1.95%	1.22%	0.97%	1.97%
	Year Ended October 31,
	2007			2006
	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	1.41%	2.16%	1.41%	1.41%	2.16%	1.41%

f  The ratio of net investment income (loss) to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year Ended October 31,
	2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.39%	1.64%	0.64%	1.30%	1.57%	0.56%
First Eagle Overseas Fund	1.54%	1.79%	0.78%	1.56%	1.82%	0.81%
First Eagle U.S. Value Fund	2.04%	2.32%	1.28%	1.87%	2.12%	1.12%
First Eagle Gold Fund	(0.56)%	(0.31)%	(1.31)%	(0.59)%	(0.34)%	(1.34)%

	Year Ended October 31,
	2007				2006
Class Y Class C Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America 0.25%[g] (0.52)%[g] 0.17%[g]	(0.30)%	(1.05)%	(0.30)%	(0.27)%	(1.04)%	(0.34)%

g  Investment income (loss) per share reflects special dividends received in the First Eagle Fund of America (Class Y, C and A) which amounted to $0.13, $0.12, and $0.13 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in First Eagle Fund of America (Class Y, C, and A) would have been (0.22%), (1.00%), and (0.31%).

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C
First Eagle Global Fund	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%	1.32%	1.07%		2.07%
First Eagle Overseas Fund	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.06%		2.05%
First Eagle U.S. Value Fund	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%	1.51%	1.26%		2.26%
First Eagle Gold Fund	1.30%	1.05%	2.05%	1.39%	1.14%	2.14%	1.50%	1.23	%ad	2.19	%ad
	Year Ended October 31,
	2005			2004			2003
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C		Class A
First Eagle Fund of America	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%	1.50%	2.25%		1.75%

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C
First Eagle Global Fund	1.20%	1.48%	0.47%	1.46%	1.67%	0.66%	1.91%	2.10%		1.07%
First Eagle Overseas Fund	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%	1.23%	1.48%		0.45%
First Eagle U.S. Value Fund	1.40%	1.63%	0.66%	1.66%	2.00%	0.95%	1.72%	1.99%		0.97%
First Eagle Gold Fund	(0.24)%	(0.01)%	(0.98)%	(0.62)%	(0.35)%	(1.34)%	(0.43)%	(0.25	)%ad	(1.26	)%ad

	Year Ended October 31,
	2005		2004		2003
Class Y Class C Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America 0.25%[g] (0.52)%[g] 0.17%[g]	(0.57)%	(1.32)%	(0.84)%	(0.79)%	(1.55)%	(1.07)%

This prospectus is printed on recycled paper which is 30%
post-industrial recycled fiber and manufactured using biogas energy.

USEFUL SHAREHOLDER INFORMATION

How to Obtain Our Shareholder Reports

We will send you copies of our annual and semi-annual reports on a regular basis, once you become a shareholder. The annual reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. They also contain audited financial statements by the First Eagle Funds' independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this Prospectus, is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit our website (www.firsteaglefunds.com). In addition, you may visit the Securities and Exchange Commission's (SEC's) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at (202) 551-8090.

How to Reach First Eagle Funds

Send all requests for information or transactions to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You may contact us by telephone at (800) 334-2143

You can also reach us for any reason by visiting our website at: www.firsteaglefunds.com

Distributor

First Eagle Funds Distributors, a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser

Arnhold and S. Bleichroeder Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Company Act File Number: 811-07762

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

March 1, 2008

1345 Avenue of the Americas
New York, NY 10105
(212) 698-3000

Arnhold and S. Bleichroeder Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

First Eagle Funds Distributors,
A Division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, five separate portfolios of First Eagle Funds (the "Trust"), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Trust dated March 1, 2008. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Trust, copies of which can be obtained by writing, by calling the Trust at (800) 334-2143 or on the Trust's website at www.firsteaglefunds.com.

Certain disclosures, including the Funds' financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Trust's annual reports. For a free copy of the annual reports, please call the Trust at (800) 334-2143.

ORGANIZATION OF THE FUNDS

First Eagle Global Fund (formerly First Eagle SoGen Global Fund), First Eagle Overseas Fund (formerly First Eagle SoGen Overseas Fund), First Eagle U.S. Value Fund, First Eagle Gold Fund (formerly First Eagle SoGen Gold Fund) and First Eagle Fund of America (each individually referred to as a "Fund," collectively, the "Funds" or, alternatively, the "Global Fund," the "Overseas Fund," the "U.S. Value Fund," the "Gold Fund," and the "First Eagle Fund of America," respectively) are five separate portfolios of First Eagle Funds (the "Trust"), formerly First Eagle Funds, Inc., an open-end investment management company originally incorporated under the laws of Maryland in May 1993. The shareholders of the Trust approved reorganization of the Funds as a Delaware statutory trust, effective April 23, 2004. Prior to the reorganization, the Board of Directors of the former company approved changing the name of that company from "First Eagle SoGen Funds, Inc." to "First Eagle Funds, Inc." effective December 31, 2002. (In addition, prior to June 5, 2002, the First Eagle Fund of America was a separate portfolio of a different Delaware statutory trust also named First Eagle Funds, which trust has since been liquidated.) Each Fund is a separate, diversified portfolio of assets (other than the Gold Fund and the First Eagle Fund of America, each of which is a non-diversified portfolio of assets) and has a different investment objective which it pursues through separate investment policies, as described below. The Trust's investment adviser is Arnhold and S. Bleichroeder Advisers, LLC ("ASB Advisers" or the "Adviser"), a registered investment adviser. The Trust's principal underwriter is First Eagle Funds Distributors, a division of ASB Securities LLC ("First Eagle Distributors" or the "Distributor"), a registered broker-dealer located in New York. Both ASB Advisers and ASB Securities LLC are wholly owned subsidiaries of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of New York.

Pursuant to the laws of Delaware, the Trust's state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Trust hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by the Funds.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Funds. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Funds, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the Securities and Exchange Commission ("SEC") has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective of the Funds

Global Fund. The Global Fund's investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest in common stocks (and in securities convertible into common stocks) of U.S. and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital.

Overseas Fund. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities). The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in precious metals and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.

First Eagle Fund of America. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of First Eagle Fund of America's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

When deemed appropriate by a Fund's investment adviser for short-term investment or defensive purposes, a Fund may hold up to 100% of its assets in short-term debt instruments including U.S. government obligations, commercial paper and certificates of deposits. Investors should refer to each Fund's Prospectus for further discussion of the Fund's investment objective and policies. There can be no assurance that a Fund's stated objective will be realized.

Policies and Techniques Applicable to All Funds

The investment objective of each Fund describes its principal investment strategies. Except as otherwise described below, each of the investment techniques below is considered to be a non-principal technique for each Fund.

Investment Policies, Techniques and Risks of the Funds

Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities

2

markets. Each of the Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. Each Fund (other than First Eagle Fund of America) does not expect to invest more than 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under "Currency Exchange Transactions.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund (other than the U.S. Value Fund and First Eagle Fund of America, each of which expects to invest in foreign securities on only a limited basis) is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Structured Notes. Each of the Funds (other than the First Eagle Fund of America) may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In the case of the Global Fund and U.S. Value Fund, these investments are limited to 5% of the Fund's assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See "Tax Status.")

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Global Fund and the U.S. Value Fund) in illiquid securities, including, among others, certain securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of

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the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally will be subject to each Fund's limitations on investments in "illiquid securities," as described immediately above.

Investment in Other Investment Companies. Each of the Funds may invest in other registered investment companies, either U.S. or foreign. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. Each of these Funds generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and "qualified purchaser" investment companies (described above under "Private Investment Funds").

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. These Funds do not intend to invest in such an investment company unless, in the judgment of the Funds' investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses.

Exchange Traded Funds ("ETFs"). Each of the Funds may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF's holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary

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market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as other investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and "track" a designated index, an overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Bank Obligations. Each Fund (other than First Eagle Fund of America) may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Lower-Rated Debt Securities. Each of the Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Computation of Net Asset Value." Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery. The First Eagle Fund of America has no current intention of investing more than 5% of its net assets in high yield bonds.

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A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Futures and Options on Futures. The Overseas Fund, Gold Fund and First Eagle Fund of America may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant "built in" leverage and can be entered into with relatively small "margin" commitments relative to the resulting investment exposure. Futures contracts and similar "derivative" instruments are also subject to the risk of default by the counterparties to the contracts.

The Overseas Fund, Gold Fund and First Eagle Fund of America may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require a Fund to segregate liquid assets in connection with its options and commodities (futures) transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the investment adviser's ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.

Commodities and Commodity Contracts. Each Fund, other than First Eagle Fund of America, may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered "commodities" under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under "Additional Investment Risks Applicable to the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund." These Funds also may invest in instruments related to precious metals, including structured notes, securities of precious metal finance and operating companies.

Currency Exchange Transactions. Each Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("Forward Contract") (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash

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management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund's currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Making Loans. Each Fund (other than First Eagle Fund of America) may purchase or sell loans or other direct debt instruments, including loan participations. Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

Arbitrage Transactions. Each Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Funds will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Funds may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Funds will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. The First Eagle Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.

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When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Repurchase Agreements. Each Fund may purchase securities and concurrently enter into "repurchase agreements." A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Additional Policies Applicable to the First Eagle Fund of America

Borrowing. The First Eagle Fund of America may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. The Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. In accord with the borrowing rules under the Investment Company Act, any borrowings by the Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of the Fund's assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Notwithstanding the above, such borrowings may not exceed 10% of the First Eagle Fund of America's net assets at the time of borrowing.

Warrants. The First Eagle Fund of America may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The First Eagle Fund of America will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

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The First Eagle Fund of America will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The First Eagle Fund of America does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

Lending of Securities. The First Eagle Fund of America may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. The First Eagle Fund of America intends to invest no more than 5% of the value of its net assets in portfolio loans.

Options Transactions. The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting the First Eagle Fund of America's investment risk and augmenting its investment return. The Adviser expects, however, the amount of the First Eagle Fund of America's assets that will be involved in options transactions to be small relative to the First Eagle Fund of America's assets. Accordingly, it is expected that only a relatively small portion of the First Eagle Fund of America's investment return will be attributable to transactions in options on securities and on stock indices. The First Eagle Fund of America may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the First Eagle Fund of America ultimately intends to buy. Hedge protection is provided during the life of the call because the First Eagle Fund of America, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the First Eagle Fund of America has purchased a call option on the underlying instrument, that option may result in a loss.

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Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the First Eagle Fund of America, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the First Eagle Fund of America's ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. The First Eagle Fund of America may write "covered" call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the First Eagle Fund of America holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the First Eagle Fund of America in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is "covered" if the First Eagle Fund of America maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the First Eagle Fund of America in the case of a call option, or a moderate increase in the value of securities the First Eagle Fund of America intends to purchase in the case of a put option. If a covered option written by the First Eagle Fund of America expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the First Eagle Fund of America, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the First Eagle Fund of America.

Options on Stock Indices. The First Eagle Fund of America will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When the First Eagle Fund of America writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or on the NASDAQ against which the First Eagle Fund of America has not written a call option and which has not been hedged by the sale of stock index futures.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the First Eagle Fund of America would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the First Eagle Fund of America.

If the First Eagle Fund of America were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the First Eagle Fund of America has written a call, there is also a risk that the market may decline between the time the First Eagle Fund of America has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the First Eagle Fund of America will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the First Eagle Fund of America may have to sell part of its securities portfolio in order to make settlement

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in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the First Eagle Fund of America has written is "covered" by an index call held by the First Eagle Fund of America with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the First Eagle Fund of America exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Over the Counter Derivative Transactions. The First Eagle Fund of America may invest in options, futures and swaps and related products which are often referred to as "derivatives." Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

The First Eagle Fund of America may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The First Eagle Fund of America may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the First Eagle Fund of America with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars." A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The First Eagle Fund of America will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the First Eagle Fund of America receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the First Eagle Fund of America will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter ("OTC") derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the First Eagle Fund of America originally dealt. Any such cancellation may require the First Eagle Fund of America to pay a premium to that dealer. In those cases in which the First Eagle Fund of America has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the First Eagle Fund of America will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The First Eagle Fund of America intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the First Eagle Fund of America. There is also no assurance that the First Eagle Fund of America will be able to liquidate an OTC derivative at any time prior to expiration.

Additional Investment Risks Applicable to the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The Global Fund, Overseas Fund and U.S. Value Fund may also invest in assets of this nature. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

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Fluctuations in the Price of Gold. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of a Fund's investments in such securities also may be affected.

Other Risks of Investing in Gold. In addition to investing in precious metal finance and operating companies, each of the Funds (other than the First Eagle Fund of America) may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery ("futures contracts," the risks of which are described above under "Futures and Options on Futures"). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds' Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. Although the Funds have contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or involvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Change of Objective

The investment objective of each Fund (other than the Global Fund) is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

  1.  (Global Fund, Overseas Fund and U.S. Value Fund) — With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

  2.  Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

  3.  (Gold Fund) — Change its sub-classification under the Investment Company Act from non-diversified to diversified.

  4.  (Overseas Fund and Gold Fund) — Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

  5.  (Global Fund and U.S. Value Fund) — Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities.

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  6.  (Global Fund and U.S. Value Fund) — Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;

  7.  Make loans, but this restriction shall not prevent a Fund from

    (a) buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

    (b) lending portfolio securities*, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

    (c) purchasing or selling loans or other direct debt instruments, including loan participations;

  8.  (Overseas Fund and Gold Fund) — Underwrite the distribution of securities of other issuers; however, a Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

  9.  (Global Fund and U.S. Value Fund) — Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

  10.  (Overseas Fund and Gold Fund) — Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

  11.  (Global Fund and U.S. Value Fund) — Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.) Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;

  12.  (Overseas Fund and Gold Fund) — Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

  13.  (Overseas Fund and Gold Fund) — Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

  14.  Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

Restrictions 1 through 14 above (except the portions in parentheses) are "fundamental," which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act), as the lesser of (i) 67% of a Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

  a.  Invest in companies for the purpose of management or the exercise of control;

  b.  (Global Fund and U.S. Value Fund) — Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

* The Funds have no present intention of lending their portfolio securities.

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  c.  (Overseas Fund and Gold Fund) — Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

  d.  (Global Fund and U.S. Value Fund) — Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals;

  e.  (Overseas Fund and Gold Fund) — Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

  f.  (Global Fund and U.S. Value Fund) — Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants;

  g.  (Overseas Fund and Gold Fund) — Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

  h.  (Global Fund and U.S. Value Fund) — Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion;

  i.  Purchase or sell put and call options on securities or on futures contracts (except as permitted in respect of commodities as described in investment restrictions 11 or 12 immediately above); and

  j.  (Global Fund and U.S. Value Fund) — Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.

In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

Among the types of fixed income securities in which the Global Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of the Overseas Fund, such purchase will not result in a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

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Investment Restrictions of the First Eagle Fund of America

The following investment restrictions are fundamental policies of the First Eagle Fund of America. The First Eagle Fund of America may not:

1.  Change its sub-classification under the Investment Company Act from non-diversified to diversified;

2.  Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

3.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.  Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities;

5.  Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.  Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and

7.  Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days' prior notice of the change. The First Eagle Fund of America may not:

  a.  With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

  b.  Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law;

  c.  Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets;

  d.  Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer; and

  e.  Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

Performance

Total Return. From time to time each Fund advertises its average annual total return. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to each Fund's largest and/or oldest share class). During the one year period ended October 31, 2007, average annual rates of return before-tax

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were 11.06%, 12.29%, 5.89%, and 30.69% for the Global Fund Class A shares, the Overseas Fund Class A shares, the U.S. Value Fund Class A shares and the Gold Fund Class A shares, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period ended October 31, 2007 would have increased at an average annual compounded rate of return before-tax of 14.35%, an investment in the Overseas Fund Class A shares over the ten year period ended October 31, 2007 would have increased at an average annual compounded rate of return before-tax of 16.07%, and an investment in the Gold Fund Class A shares over the ten year period ended October 31, 2007 would have increased at an average annual compounded rate before-tax of 16.42%.

As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Using the methodologies described above, during the one year period ended October 31, 2007, the average annual rate of return before-taxes for the First Eagle Fund of America Class Y shares was 21.25%. Also using the methodologies described above, an investment in the First Eagle Fund of America Class Y shares over the ten year period ended October 31, 2007 would have increased at an average annual compounded rate of return before-tax of 11.52%. First Eagle Fund of America Class Y shares are not subject to a front-end sales load.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

Portfolio Turnover. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective.

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MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Trustee expires on his/her 70th birthday.

(3)  Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

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Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, Consolidated-Tomoka Land Company; Director, JZ Equity Partners, Plc. (U.K. investment trust company); Director, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

(2)  Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

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INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation;Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

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OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

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The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)	Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm's compensation and performance), oversees the Funds' accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.	3

Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan Dominique M. Raillard	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation.	3

Valuation Committee	John P. Arnhold Jean D. Hamilton	Sets and recommends securities valuation policies, supervises the Adviser in the valuation of Fund assets, and, in certain instances, values Fund assets directly.	1

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Compensation of Trustees and Officers.

Effective November 1, 2007 those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings") are paid by the Trust and First Eagle Variable Funds an annual fee of $96,000, a fee of $3,500 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust's Board of Trustees, and a fee of $2,500 for each meeting of any Committee of the Board that they attend (other than meetings of the Valuation Committee, for which the meeting fee is $500). These Trustees also receive an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). In the case of the Valuation Committee, there is an additional annual fee of $5,000 payable to any Independent Trustee member of that committee, with no separate retainer for the chair of that committee. The Chair of the Board of Trustees receives an additional annual fee of $96,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Trust. During the fiscal year ended October 31, 2007, an aggregate of $927,866 was paid, accrued or owed for Trustees' fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2007. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex which is a U.S. registered investment company. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2007

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$105,773	$106,565
John P. Arnhold, Trustee*	$–	$–
Candace K. Beinecke, Trustee	$233,480	$235,228
Jean D. Hamilton, Trustee	$120,291	$121,185
James E. Jordan, Trustee	$106,273	$107,065
William M. Kelly, Trustee	$116,199	$117,065
Paul J. Lawler, Trustee	$140,849	$141,903
Dominique M. Raillard, Trustee	$87,114	$87,765

  *  Interested Trustee.

  **  For this purpose, the fund complex consists of five portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America), plus the First Eagle Overseas Variable Fund. As of October 31, 2007, each Trustee served on the board of the Trust and that of the First Eagle Overseas Variable Fund.

In addition, all persons serving as officers of the Trust (including the Fund's Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading "Investment Advisory and Other Services—Payments to the Adviser and Subadviser."

Deferred Compensation.

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle Fund Complex. Such amounts grow or decline as if invested in one or more Funds,

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as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2007 the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Fund of America
Lisa Anderson	$26,522	$26,359	$7,478	$9,014	$7,551
Candace K. Beinecke	$91,338	$91,159	$–	$–	$95,411
Jean D. Hamilton	$–	$143,950	$–	$–	$–
William M. Kelly	$46,694	$–	$45,623	$–	$48,809
Paul J. Lawler	$75,870	$12,623	$12,353	$15,063	$12,830

Additional Information Regarding the Trustees. The following table sets forth information as of December 31, 2007 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. ("Fund complex" has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	D	A	A	A	C	E
Candace K. Beinecke*	E	E	A	A	E	E
Jean D. Hamilton	E	C	A	A	A	E
James E. Jordan	E	A	A	E	E	E
William M. Kelly	C	A	D	A	D	E
Paul J. Lawler	E	E	D	D	D	E
Dominique M. Raillard	E	A	A	A	A	E

  *  These amounts include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E

Since January 1, 2007, none of the independent Trustees who is a trustee of another investment company whose adviser and principal underwriter are ASB Advisers and First Eagle Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2007, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a "related person" of the company. A "related person" is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or

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indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

As of January 31, 2008, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially approximately 2.10% of the shares of beneficial interest of the First Eagle Fund of America. As to the remaining Funds, and also as of that date and to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned less than 1% of the shares of beneficial interest of each.

As of January 31, 2008, to the knowledge of the Funds, the following shareholders owned 5.00% or more of the Funds' securities:

To the knowledge of the Funds, share ownership shown below is record ownership unless marked as both record and beneficial ownership via the "(R/B)" notation.

First Eagle Global Fund:

Class A—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 12.66%; Citigroup, 333 W 34th St New York, NY 10001, 7.67%.

Class I—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 22.97%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 19.28%; Northern Trust Co Cust, PO Box 92956 Chicago, IL 60675-0001, 5.71%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 22.94%; Citigroup, 333 W 34th St New York, NY 10001, 20.27%.

First Eagle Overseas Fund:

Class A—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 30.70%; Citigroup, 333 W 34th St New York, NY 10001, 5.08%.

Class I—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 20.44%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 10.50%; National Financial Services FBO, FIIOC-Qualified Employee Benefits, 100 Magellan Way Covington, KY 41015, 6.35%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 23.85%; Citigroup, 333 W 34th St New York, NY 10001, 19.82%.

First Eagle US Value:

Class A—Citigroup, 333 W 34th St New York, NY 10001, 6.97%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 6.86%.

Class I—Natexis Bleichroeder, Inc., 1345 Avenue of the Americas New York, NY 10105, 34.24%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 20.31%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 8.69%; Prudential Investment Management Service, FBO: Mutual Fund Clients, 3 Gateway CTR, Newark, NJ 07102, 5.64%; NFS LLC, FBO: Huntington National Bank, 7 Easton Oval Columbus, OH, 5.59%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 22.74%; Citigroup, 333 W 34th St New York, NY 10001, 17.61%.

First Eagle Gold Fund

Class A—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 13.62%; Citigroup, 333 W 34th St New York, NY 10001, 9.52%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 6.98%.

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Class I—Natexis Bleichroeder, Inc., 1345 Avenue of the Americas New York, NY 10105, 17.31%; Museum of Fine Arts, 465 Huntington Ave Boston, MA 02115, 8.03%; Fair Oaks LLC, John N. Robson Trust B, 3415 N. Pines Way Wilson, WY 83014-9169, 6.67%(R/B); E-Trust Company, 4400 Harding Pike Ste 310 Nashville, TN 37205, 6.56%; BDG & Co, C/O Bingham Legg Advisers LLC, Attn: Operations, 45 Milk St Boston, MA 02109, 6.44%; NFS LLC, FBO: MB Global Resources LLC, 110 N Wacker Drive Ste 330 Chicago, IL 60606, 6.02%; NFS LLC, FBO: Sisters of St Joseph in California, 11999 Chalon RD Los Angeles, CA 90049, 5.77%.

Class C—Citigroup, 333 W 34th St New York, NY 10001, 29.66%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 23.17%.

First Eagle Fund of America

Class Y—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 19.13%; National Financial Services, One World Financial Center, 200 Liberty Street New York, NY 10281, 13.71%; Employee Retirement Systems, Texas Trust Texasaver, PO BOX 13207 Austin, TX 787111, 6.45%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 19.71%; Citigroup, 333 W 34th St New York, NY, 8.62%.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust's Prospectus, ASB Advisers is the Trust's investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund and the First Eagle Fund of America. ASB Advisers is a wholly owned subsidiary of ASB Holdings, a privately owned holding company. The Adviser's primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.

Under its investment advisory contracts with the Trust on behalf of the Global Fund, the Overseas Fund and the Gold Fund, which became effective December 31, 1999, and on behalf of the First Eagle Fund of America, which became effective on January 1, 2003, ASB Advisers furnishes each Fund with investment advice consistent with its stated investment objective. Prior to December 31, 1999, the Global Fund, the Overseas Fund and the Gold Fund had an advisory contract with Société Générale Asset Management Corp. ("SGAM Corp."). ASB Advisers also furnishes the Trust with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Trust's officers (including part of the compensation of the Chief Compliance Officer and certain other of the Trust's officers). Certain of these expenses are subject to reimbursement to the Adviser as described under the heading "Payments to the Adviser and Subadviser" below.

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the First Eagle Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. The Board of Trustees approved these Advisory Agreements most recently on December 11, 2007. In doing so, the Trustees considered the desirability of continuing the Funds' historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Funds. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Funds are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. Turnover among investment personnel was commented on, with the Trustees expressing their appreciation that management had secured the return of longtime portfolio manager Mr. Jean-Marie Eveillard, maintained the depth of the analyst team and added key resources in promoting Mr. Abhay Deshpande and hiring Mr. Bruce Greenwald as the Director of Research for the Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC). The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Funds grow), which the Trustees determined are reasonable and appropriate. The Trustees noted, in particular, the generally low levels of soft dollars and the absence of any affiliated broker-dealer relationships. The Trustees also noted that the Funds' expense ratios have declined over a period of years as the Funds have grown, suggesting that the shareholders are benefiting from economies of scale in the operation of the Funds. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser's past performance and reliability

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as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser's fees were competitive to those charged by investment advisers to similar funds (i.e., each Fund's net management fee was approximately the same as or lower than its reviewed peer group average, except in the case of First Eagle Fund of America, whose net management fee was higher than that average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Funds' expense ratios were reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser's past performance and reliability on behalf of the Funds were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed peer group average) when compared with investment advisers to similar funds and the Adviser's profitability and financial condition were satisfactory. Attention was given to the fact that the advisory fee charged to the First Eagle Fund of America is higher than the reviewed peer group median. The Trustees determined this was appropriate in light of the superior service record delivered. They referred to the Fund's consistent long-term performance and stability of the management team. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreements serve the interests of the Funds and their shareholders.

The Subadviser

Pursuant to a subadvisory agreement ("Subadvisory Agreement") and subject to the oversight of the Adviser, Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. Iridian is a Delaware limited liability company and is a wholly owned subsidiary of BIAM (US), Inc. ("BIAM"), a wholly owned U.S. subsidiary of The Governor and Company of the Bank of Ireland. Iridian's primary offices are located at 276 Post Road, Westport, CT 06880. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since 1989. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.

The shareholders of the First Eagle Fund of America approved the Subadvisory Agreement on December 10, 2002. The Board of Trustees approved the Agreement most recently on December 11, 2007. In doing so, the Trustees considered the desirability of continuing the Fund's historic relationship with Messrs. Levy and Cohen and the Adviser's commitment to supervise their provision of portfolio management services delivered by the Subadviser. They also noted that the fees paid to the Subadviser are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment performance, which generally was higher and more consistent on a long-term basis than that of its reviewed peer group average) delivered by the Subadviser. They also considered the costs incurred by the Subadviser relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to the Subadviser resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the Fund and its shareholders. (A number of the factors evaluated by the Trustees in considering the Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Advisory Agreement.)

As to each Fund, the Advisory Agreement, and additionally with respect to the First Eagle Fund of America, the Subadvisory Agreement, will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the First Eagle Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

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Payments to the Adviser and Subadviser

In return for the services listed above, each Fund pays ASB Advisers a fee at the annual rate of the average daily value of the Fund's net assets as follows:

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%
Gold Fund	0.75%
First Eagle Fund of America	1.00%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.

With respect to the First Eagle Fund of America, the fees to be paid to Iridian under the Subadvisory Agreement will be be based on a reference amount equal to 50% of the combined (i) fees received by the ASB Advisers for advisory services on behalf of the First Eagle Fund of America and (ii) fees received by First Eagle Distributors, the Fund's distributor (previously defined as the "Distributor"), for its shareholder liaison services on behalf of the First Eagle Fund of America (as described under the section "Distributor of the Funds' Shares" below). These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Advisory and Subadvisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Trust believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.

For the fiscal year ended October 31, 2007, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $158,615,873, $86,136,880, $4,812,126, $8,025,824 and $8,160,464, respectively.

For the fiscal year ended October 31, 2006, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $131,570,621, $76,324,600, $3,137,399, $8,153,675 and $7,633,196, respectively.

For the fiscal year ended October 31, 2005, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $96,884,787, $60,561,728, $1,622,712 and $5,190,853, $7,233,183, respectively.

For the fiscal year ended October 31, 2007, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $4,030,447, $2,201,445, $119,891, $208,769 and $157,172, respectively.

For the fiscal year ended October 31, 2006, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $2,999,967, $1,748,609, $69,369, $181,659 and $133,953, respectively.

For the fiscal year ended October 31, 2005, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $2,962,130, $1,885,525, $47,893, $169,008 and $172,283, respectively.

Portfolio Managers

Mr. Jean-Marie Eveillard, as the sole portfolio manager of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund, has primary responsibility for these Funds' day-to-day management. In that capacity he receives significant input and support from a team of analysts. Additional information regarding these investment professionals is available on page 28.

Harold J. Levy and David L. Cohen, employees of Iridian, are the portfolio managers of the First Eagle Fund of America. Mr. Levy has primary responsibility for this Fund's day-to-day management and is assisted by Mr. Cohen.

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The following table provides information as of October 31, 2007 relating to the activities, and investments in the Funds, by the portfolio managers of the Funds.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Jean-Marie Eveillard	5 accounts with assets of $35.6 billion	Over $1,000,000	2, with assets of $2.3 billion	9, with assets of $877.2 million

Harold J. Levy	1 account with assets of $903.2 million	Over $1,000,000	2, with assets of $404.3 million	132, with assets of $7.58 billion

David L. Cohen	3 accounts with assets of $1.1 billion	Over $1,000,000	5, with assets of $668.4 million	155, with assets of $8.70 billion

*  The data provided herein includes the Funds.

With respect to the accounts identified in the table above, Mr. Eveillard manages two pooled investment vehicles and two other accounts with assets totaling $2.3 billion and $172 million, respectively, for which the advisory fees are based in part on performance of the accounts. Performance fees for a particular account of the Adviser do not accrue, however, to any particular portfolio manager, including Mr. Eveillard. Mr. Eveillard's compensation over the next four years consists of salary, a performance bonus and automatic participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. The compensation is based on Mr. Eveillard's contributions to the development of the Adviser's business and, in particular, training and development of his investment team and the bonus is based on assets and revenue attributable to accounts managed by Mr. Eveillard and that team, including the Funds.

With respect to the accounts identified in the table above, Mr. Levy and Mr. Cohen manage one pooled investment vehicle with assets totaling $90 million and one other account with assets totaling $76 million for which the advisory fees are based in part on performance of such accounts. Performance fees for a particular account of Iridian do not accrue, however, to any particular portfolio manager. As of January 1, 2008, Iridian's portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan. Cash bonuses are the most significant portion of total compensation, and annual bonus compensation is based on a portfolio manager's (i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her participation in the firm's overall success. Iridian's portfolio managers are not compensated for new business development and client retention.

In addition, Iridian has established a program in which it will grant interests in Iridian akin to stock options to current and future employees as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm. Once awarded, these interests start to vest after three years — 25% each year thereafter.

Although the identified portfolio managers (i.e., Messrs. Eveillard, Levy and Cohen) may be assisted by a team of professionals, such as research analysts, associate portfolio managers and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the team of investment professionals assisting Mr. Eveillard and provides information regarding their professional backgrounds.

	Position(s) Held with the Adviser	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Abhay Deshpande, CFA	Senior Vice President and Associate Portfolio Manager (Global Fund, Overseas Fund and U.S. Value Fund)	Mr. Deshpande joined the Adviser in 2000 and served as a senior member of the First Eagle research group and portfolio manager for a number of client accounts before becoming associate portfolio manager in September 2007. Prior to joining the Adviser, Mr. Deshpande spent three years as a research analyst with Harris Associates, advisers to the Oakmark International Fund and other international and Global Products. Mr. Deshpande is a graduate of the University of Louisville. Mr. Deshpande assists Mr. Eveillard in all aspects of management of the Global, Overseas and U.S. Value Funds.	Airports, energy, food and beverage, media, restaurants, retail and telecommunications

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	Position(s) Held with the Adviser	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Thibaut Pizenberg	Senior Vice President	Mr. Pizenberg joined the Adviser as a research analyst in August 2001. As an equity analyst, he spent 15 months at SG Cowen Asset Management. Mr. Pizenberg is a graduate of Paris Dauphine University and has completed his post-graduate degree in Corporate Finance at the European School of Management (ESCP) in Paris, France in 2000.	Automobile, building products/construction, champagne and cognac, credit rating agencies, electrical equipment, gaming and leisure, healthcare, medical devices, pharmaceuticals, satellite operators, services and French and Scandinavian companies.

Alan Barr, CFA	Vice President	Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications.	Chemicals, consumer products, insurance industries, media, paper and forest products, telecommunications and Japanese, Southeast Asian, Greek, Turkish and Israeli companies.

Matt Lamphier, CFA	Vice President	Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business.	Airlines/aerospace, building products/construction, capital goods, energy, engineering, gaming and leisure, medical devices, telecommunications, transportation and Southeast Asian, Australian, New Zealand, South African, Latin American, Italian, Dutch, Belgian, Luxemburgish and Austrian companies.

Ian McGonigle, CFA	Vice President	Mr. McGonigle joined the Adviser as a research analyst in May 2007. He previously worked as an Associate Portfolio Manager at the Bank of New York and, prior to that, as a Mutual Fund Accountant at the Bank of New York. Mr. McGonigle is a graduate of Franklin & Marshall College.	Agriculture, building products/construction, consumer products, energy, mining, precious and base metals, services, steel and utilities industries and Greek, Turkish, Israeli, Spanish, Portuguese and Latin American companies.

Robert Hordon, CFA	Vice President	Mr. Hordon joined the Adviser in 2001 as a risk arbitrage analyst and became a research analyst for First Eagle Funds in 2008. He previously worked as an Equity Research Associate at Credit Suisse First Boston. Mr. Hordon is a graduate of Princeton University and Columbia Business School.	Media, retail and telecommunications.

Edward Dwek	Assistant Vice President	Mr. Dwek joined the Adviser as a research analyst in July 2005. He previously worked as an analyst at Bear Stearns Asset Management and, prior to that, as an institutional equity salesperson at Bear Stearns. He is a graduate of Harvard College and Columbia Business School.	Airlines, airports, energy, food and beverage industries, healthcare, retail, software, temping and Eastern European, Italian, Dutch, Belgian, Luxemburgish and Austrian companies.

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	Position(s) Held with the Adviser	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Vinodh Nalluri	Assistant Vice President	Mr. Nalluri joined the Adviser as a research analyst in May 2005. His prior work experience includes product development at Texas Instruments and equity research at Lions Gate Capital. He earned his MBA from Columbia Business School in May 2005.	Capital goods, chemicals, consumer products, consumer services, engineering, IT hardware and software, IT services, paper and forest products, semiconductors, shipping & shipbuilding, technology, telecom equipment and Spanish, Portuguese, Indian, Chinese and Taiwanese companies.

Mark Wright	Assistant Vice President	Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, prior to that, spent 13 years at Morningstar as a Senior Analyst, a Finance Consultant and as Director of Tools & Portfolio Content at Morningstar. He is a graduate of the University of Chicago and the Sloan School of Management at MIT.	Banking, corporate services, fixed income and bankruptcy, food and beverage, insurance and Eastern European, Australian, New Zealand and South African companies.

Oanh Nguyen	Research Analyst	Ms. Nguyen joined the Adviser in January 2007. Previously, Ms. Nguyen was a Research Analyst and Trader for Wyser-Pratte Management Co., an activist hedge fund focused on undervalued European equities. Ms. Nguyen also formerly worked at the U.S. Treasury Department as a Research Assistant for the International Affairs Group. She is a graduate of Wellesley College and the Fletcher School of Law and Diplomacy at Tufts University where she was a Woodrow Wilson Fellow.	Financial services, media, retail and Japanese companies.

In addition, Bruce Greenwald joined the Adviser as Director of Research for its Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) in September 2007. Professor Greenwald holds the Robert Heilbrunn Professorship of Finance and Asset Management at Columbia Business School and is the academic Director of the Heilbrunn Center for Graham & Dodd Investing. Together with Mr. Eveillard, Professor Greenwald is responsible for hiring, training and supervising the Global Value Group's team of research analysts.

Conflicts of Interest

Personnel of the Adviser and/or Subadviser (including the Funds' portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of a Fund managed by such person. In addition, the Adviser and Subadviser currently serve, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser's and Subadviser's investment management activities may present conflicts between the interests of a Fund and those of the Adviser and/or Subadviser and potentially among the interests of various accounts managed by the Adviser and/or Subadviser, principally with respect to allocation of investment opportunities among similar strategies. Although each of the Adviser and the Subadviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies. Conflicts also may be presented by Messrs. Eveillard's portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser (and Subadviser in the case of First Eagle Fund of America) the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the

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"portfolio positions"). The Adviser and Subadviser have adopted policies and procedures (the "Policies") regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Funds' assets. It is the policy of the Adviser and the Subadviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser or Subadviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust). The Adviser or Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

The Adviser relies on Institutional Shareholder Services ("ISS"), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Funds have the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views or the Adviser on various types of proxy proposals. Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services may be relied on from time to time, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on the homepage of ISS's website at http://www.issproxy.com (with separate voting "guidelines" listed for U.S. securities, international securities, Canadian securities and U.K. securities — certain guidelinees on that website, however, do not apply to ISS's recommendations made for the Funds, such as those for pension plan investors and socially responsible investors).

In the case of the Subadviser, the Policies also establish guidelines under which the Subadviser generally will vote with management of a portfolio position on various routine matters (such as the election of directors/trustees, the appointment of auditors, and establishing the date and place of an annual meeting, among others) but will evaluate non-routine matters (such as compensation plans, changes in investment policies, and changes in voting rights, among others) on a case by case basis. The Adviser has determined not to establish guidelines of this type and prefers instead to review individual voting decisions on their merits or, in the case of a material conflict, to defer to a third party proxy service.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at (800) 334-2143. This information also is available on the SEC's website at http://www.sec.gov.

DISTRIBUTOR OF THE FUNDS' SHARES

First Eagle Funds Distributors, a division of ASB Securities LLC, serves as the Distributor of the Funds' shares. ASB Securities LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority ("FINRA"). ASB Securities LLC, like the Adviser, is a wholly-owned subsidiary of ASB Holdings.

Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares. Each Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund's outstanding Class C shares. The First Eagle Fund of America pays the Distributor a Rule 12b-1 fee on Class Y shares at the annual rate of up to 0.25% of the average daily net assets of the Fund's outstanding Class Y shares. These payments (other than service fees) may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds' Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Funds agree to indemnify the Distributor against certain liabilities under the 1933 Act.

The Funds' Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares (and Class Y shares for the First Eagle Fund of America). The Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plan.

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Under the Rule 12b-1 Plan, for the 12-month period ended September 30, 2007, the Distributor (or its predecessor, another affiliate or related party of the Adviser) paid $100,959,337 to financial services firms as fees for distribution of Fund shares, $7,036,980 for compensation and overhead for internal marketing personnel, $493,031 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Funds), $217,915 for payments to marketing consultants and for other professional services, and $1,038,913 for miscellaneous distribution-related costs. These payments aggregated $109,746,176, of which $102,950,929 was paid by the Distributor (or its predecessor) from amounts received by it under the Funds' Rule 12b-1 Plan (which amounts included $1,950,133 retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets.

A Fund may, under policies approved by the Trust's Board of Trustees, from time to time, enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other "street name" accounts registered with the Fund's transfer agent, DST Systems, Inc. ("DST"). Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis, as an asset-based fee, as a sales fee or in some cases through a combination of the three. While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. Such compensation paid by the Fund does not amount in aggregate for more than what otherwise would have been paid to DST for the same services. For the twelve-month period ended December 31, 2007, total sub-transfer agency payments of this nature made by the Funds were approximately $14.2 million. Additional payments relating to sub-transfer agency services are paid by the Distributor, the Adviser or an affiliate out of its or their own resources, as described below under the heading "Revenue Sharing."

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as "revenue sharing" — to broker dealers or financial intermediaries for various reasons. These payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor's personnel to sales meetings, sales representatives and/or management representatives of the broker dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker dealer personnel about the Funds and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees described in the paragraph immediately preceding this revenue sharing discussion that exceed the costs of similar services provided by the Funds' transfer agent, DST. Such excess sub-transfer agency payments are paid by the Distributor, the Adviser or an affiliate out of its or their own resources. For the twelve-month period ended December 31, 2007, the three firms receiving the largest such excess payments from these parties, in descending order of the size of the payments, were Charles Schwab & Co., Inc., Pershing LLC and Financial Data Services, Inc. Because these payments will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced), this listing of firms can be expected to change in order and composition from time to time.

Revenue sharing also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon "finder's fees" as described in greater detail in the Prospectus. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a fixed dollar amount; or (iv) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund's

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investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or such related parties to the Funds also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

As of December 31, 2007, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, "finders' fees" paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients):

Parties Having Revenue Sharing Agreements with the Distributor, the Adviser or an Affiliate
Citigroup Global Markets, Inc. Morgan Stanley and Co. Inc. Raymond James Financial Services, Inc. UBS Financial Services, Inc. Wachovia Securities LLC

The above-listed revenue sharing counterparties may change from time to time.

For the one year period ended December 31, 2007, total revenue sharing payments made (i) to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.006% of the Funds' average net assets or (ii) as sub-transfer agency payments in excess of those paid by the Funds, as described above, represented approximately 0.010% of the Funds' average net assets.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

FUND SHARES

The shares of the beneficial interests of the Trust are currently classified as Class A shares, Class C shares and Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, Class A shares, Class C shares and Class I shares of the Gold Fund and Class A shares, Class C shares and Class Y shares of the First Eagle Fund of America. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the 1940 Act and Delaware law. Each share of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

COMPUTATION OF NET ASSET VALUE

Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close

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of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). In the case of an option traded on a securities exchange for which a last sale price is not available, the option may be valued at its NBBO (national best bid and offer) reported by the Options Price Reporting Authority. Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ("NOCP")).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees.

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Funds have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, a Fund's portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund's relevant first or third fiscal quarterly period. Top position holdings (generally top-ten), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, are posted to the Funds' website on a monthly basis within 30 days after the end of each month. These postings can be located behind the "Download Portfolio Composition" icon on each Fund's page of the website and generally are available for at least 30 days from their date of posting. Archived top holding postings are also available for up to six months. As should be clear, because the Funds consider current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, various mutual fund rating and ranking

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organizations and certain affiliated persons of the Funds. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Funds' custodian (full portfolio daily, no lag) and internal and external (State Street Bank & Trust Co.) accounting personnel (full portfolio daily, no lag), the Funds' independent registered public accounting firm, various portfolio management and/or trading systems (ePAM, Eze Castle, Charles River, ITG TCA, STAARS) (disclosure may vary but may sometimes include full portfolio daily, no lag), Institutional Shareholder Services (full portfolio at month end, no lag) and other proxy voting agents, Command Financial Press Corporation and Merrill Corporation, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), Vintage Filings, LLC (full portfolio quarterly, approximately 30-day lag) in connection to the NQ filings, portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag—only advisory and advisory support personnel of the Adviser have access to the FactSet outputs derived from these disclosures), portfolio analytics software provider Vestek (a Thomson Financial company) (full portfolio monthly, 45-day lag—Vestek, in turn, makes this information available to Smith Barney, although internal Smith Barney controls prohibit dissemination to Smith Barney traders, brokers or clients information other than top-10 holdings and general portfolio statistics), and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio semi-annually, 45-day lag), Standard & Poor's (full portfolio month-end, 45-day lag) and CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag). Finally, on occasion the Funds may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Funds' regular pricing and fair valuation services are Reuters, FT Interactive Data (IDC), Bloomberg, PinkSheets.com, and OTCQuote.com (all such services have access to some or all of the portfolio daily, no lag).

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Funds' policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Funds nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds' compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Funds' portfolio securities or may state that the Funds recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Trust's Prospectus. As stated in the Prospectus, shares of each Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, ASB Securities LLC, ASB Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX STATUS

Each Fund has elected and intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments

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with respect to certain securities loans, net income derived from an interest in a qualified publically traded partnership ("PTP"), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

Each Fund (other than First Eagle Fund of America) may invest in certain assets, such as gold bullion, that do not constitute "securities" for purposes of the regulated investment company qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as "securities" for such purposes may not be fully settled. If a sufficient portion of a Fund's assets were not stock or such securities or if a sufficient portion of a Fund's gross income were not derived from stock or such securities for any taxable year, that Fund would fail to qualify as a regulated investment company for such taxable year.

If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at Fund-level at regular corporate rates. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. Finally, any foreign currency transactions that are not directly related to a Fund's investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service, produce income not among the types of "qualifying income" from which the Fund must derive at least 90 percent of its annual gross income.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. For taxable years beginning on or before December 31, 2010, provided that certain holdings period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gains to the extent that the Fund receives "qualified dividend income" and designates a portion if its dividends as such in a written notice to shareholders. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received

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deduction if so designated by the Fund in a written notice to shareholders. Any dividends paid by a Fund that are attributable to distributions from real estate investment trusts ("REITs") will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the maximum 15% tax rate on certain Fund dividends earned by non-corporate shareholders (including individuals). For taxable years beginning on or before December 31, 2010, distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, designated as capital gains distributions, are generally taxable to individual shareholders at a maximum 15% capital gains rate, regardless of whether the shareholder has held the Fund's shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, each Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Collectible gains, such as gains on gold and silver bullion, held for less than one year, are taxable to a U.S. shareholder as short-term gains. Gains realized on collectibles held for greater than one year currently are subject to a 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the "original issue discount") each year that the securities are held, even though the Fund receives no interest payments. In addition, a Fund's investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund's gains and losses on the sale, lapse, or termination of options that it holds will generally be treated as gains and losses from the sale of the security to which the option relates. If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. A Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security's holding period. Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year.

Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year

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(and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Funds (including, for example, the ownership of stocks and the sale of options) may result in "straddles" for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to "qualified dividend income." Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are "qualified covered call options," the holding of the call options and the underlying securities will generally not be treated as a "straddle" subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a "qualified covered call option" is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not "deep-in-the-money" (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer's activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not "deep-in-the-money"), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to "qualified dividend income".

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain "appreciated financial positions" if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer's risk of loss with respect to the appreciated securities reduced by certain circumstances.

If a Fund has long-term capital gain from a "constructive ownership transaction" with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect

38

to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in terms of a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund's distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund's shareholders (rather than as dividends), thereby reducing the basis of each shareholder's Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder's adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder's holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder's tax basis in the class of Fund shares acquired will be the same as such shareholder's basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and Gold Fund, if such Fund is eligible to make the pass through election described above and such election is in fact made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will generally be treated as "passive category" or "general category" income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than "qualified passive income." The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of an eligible Fund's taxable year whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or U.S. nonresident corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund's election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as "passive foreign investment companies" or "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.

A Fund may be able elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, a Fund may be able to make an election, known as a qualified electing fund ("QEF") election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% of all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

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Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by a Fund to a foreign shareholder, and designated as such would be eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. The Funds do not intend to designate interest-related or short-term capital gain dividends. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in economic reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law. (Generally, references in this section to the Adviser's practices in respect of the Fund's portfolio transactions and brokerage likewise apply to the practices of the Subadviser.)

Substantially all brokers through whom the Adviser executes agency orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may by fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

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Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund's ability to pursue its present investment objective.

In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Agency cross transactions are executed with written permission from a Fund. This authorization permits Agency cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.

With respect to the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund: for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Funds paid total brokerage commissions which were attributable to research services (i.e., proprietary and "soft dollar" research) of $37,586,314, $24,260,866 and $17,129,880, respectively, in connection with transactions amounting to $19,974,832,352, $12,954,316,360 and $7,845,414,036, respectively. During the fiscal years ended October 31, 2007, October 31, 2006 and October 31,

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2005, the Funds paid total brokerage commissions of $20,108,389,145, $24,334,287 and $17,324,578, respectively, of which $0, $0 and $138,119 (representing 2.02% of total brokerage commissions), respectively, were paid to a broker-dealer affiliate or related party of the Adviser. For the same periods, the percentage of the aggregate dollar amount of brokerage transactions involving payment of commissions to a broker-dealer affiliate or related party of the Adviser was 0% of such aggregate transactions, 0% of such aggregate dollar amount of brokerage transactions and 0% of such aggregate dollar amount of brokerage transactions, respectively. (Percentages shown in the preceding two sentences for the fiscal year ended October 31, 2005 have been restated to show such percentages only relative to transactions for the period November 1, 2004 through March 16, 2005. This is because after such date, no brokerage commissions were paid to a party that is a broker-dealer affiliate or related party of the Adviser.)

With respect to the First Eagle Fund of America: for the years ended October 31, 2007, October 31, 2006 and October 31, 2005, First Eagle Fund of America paid total brokerage commissions of $1,938,438, $1,972,347 and $2,030,216, respectively, of which $0, $0 and $0, respectively, were paid to broker-dealer affiliates of the Adviser. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, brokerage commissions paid to a broker-dealer affiliate or related party of the Adviser constituted $0, 0% and 0%, respectively, of the total brokerage commissions paid by First Eagle Fund of America, and represented $0, 0% and 0% respectively, of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, options clearing charges of $0, $0 and $112,292, respectively, were paid to a broker-dealer affiliate or related party of the Adviser. (Percentages shown in the two preceding sentences for the fiscal year ended October 31, 2005 have been restated to show such percentages only relative to transactions for the period November 1, 2004 through March 16, 2005. This is because after such date, no brokerage commissions were paid to a party that is a broker-dealer affiliate or related party of the Adviser.) Of the total brokerage commissions paid during the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, $1,827,553, $1,825,679 (or 93%) and $1,892,820 (or 93%), respectively, were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

CUSTODY OF PORTFOLIO

The Trust's custodian and foreign custody manager for the Funds' assets is State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust's independent registered public accountant and audited the Funds' financial statements for the fiscal years ended October 31, 2007 and October 31, 2006. Prior to fiscal year 2006, a different accounting firm served as the independent registered public accounting firm for the Funds.

FINANCIAL STATEMENTS

The Funds' financial statements and notes thereto appearing in their Annual Reports to Shareholders (for the fiscal year ended October 31, 2007) and the reports thereon of PwC are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

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APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

A-1

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds A-1—A-rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-2

FIRST EAGLE FUNDS

PART C

OTHER INFORMATION

Item 23. Exhibits

EXHIBIT
(a)	—	Declaration of Trust of Registrant.(7)
(b)	—	By-Laws of the Registrant.(7)
(c)	—	Specimen Certificates representing shares of Common Stock ($.001 par value).(1)
(d)(1)	—	Amended and Restated Investment Advisory Contract between the Registrant and Arnhold and S. Bleichroeder Advisers, Inc. (“ASB Advisers”).(4)
(d)(2)	—	Amended and Restated Investment Advisory Contract between the Registrant and ASB Advisers with respect to First Eagle Fund of America.(5)
(d)(3)	—	Sub-advisory Agreement between ASB Advisers and Iridian Asset Management LLC with respect to the First Eagle Fund of America.(5)
(e)(1)	—	Amended and Restated Underwriting Agreement between the Registrant and First Eagle Funds Distributors, a division of ASB Securities, Inc. (“First Eagle Distributors”).(4)
(e)(2)	—	Form of Selling Group Agreement.(3)
(f)	—	Not applicable.
(g)(1)	—	Custody Agreement between the Registrant and State Street Bank and Trust Company.(8)
(g)(2)	—	Special Custody Agreement between the Registrant and HSBC Bank USA.(5)
(g)(3)	—	Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc.(2)
(g)(4)	—	Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.(3)
(h)	—	Not applicable.
(i)	—	Not applicable.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(j)(2)	—	Consent of KPMG LLP. Filed herewith.
(j)(3)	—	Shearman & Sterling LLP Opinion with respect to 2004 Reorganization.(9)
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)(1)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and First Eagle Distributors.(6)
(m)(2)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and First Eagle Distributors with respect to First Eagle Fund of America.(5)
(n)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.(6)
(o)	—	Not applicable.
(p)	—	Code of Ethics.(4)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.

(4) Incorporated herein by reference to Post-Effective Amendment No. 17 filed on or about August 17, 2001.

(5) Incorporated herein by reference to Pre-Effective Amendment No. 20 filed on or about December 27, 2002.

(6) Incorporated herein by reference to Pre-Effective Amendment No. 21 filed on or about May 14, 2003.

(7) Incorporated herein by reference to Post-Effective Amendment No. 23 filed on or about December 30, 2004.

(8) Incorporated herein by reference to Post-Effective Amendment No. 25 filed on or about February 27, 2006.

(9) Incorporated herein by reference to Post-Effective Amendment No. 26 filed on or about February 27, 2007.

Item 24. Person Controlled or Under Common Control With Registrant

None.

Item 25. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Declaration of Trust, together with the entirety of Article Six of Registrant’s By-Laws, each of which documents is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 30, 2004.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. Business and Other Connections of Investment Adviser

ASB Advisers is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, ASB Advisers acts as investment adviser to First Eagle Variable Funds and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

ASB Advisers is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, fund accounts. In connection with another wholly owned subsidiary, ASB Securities, LLC., a registered broker-dealer, and, through its First Eagle Funds Distributors division, the principal underwriter to the Registrant, ASB Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s directors and officers are as follows:

	Position with the	Business and Other
Name	Adviser	Connections
Henry H. Arnhold	Director	Chairman of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; Director, Aquila International Fund Limited; Trustee, The New School for Social Research; Director, Conservation International

John P. Arnhold	Chairman, CEO and Director

Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder Inc. and Natexis Bleichroeder, UK; Director, Hanseatic Asset Management LBG; Director, Arnhold Ceramics; President and Trustee, First Eagle Funds and First Eagle Variable Funds

Michael M. Kellen	Vice Chairman	Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, Arnhold and S. Bleichroeder Advisers UK, Ltd.; Director, ASB Securities, LLC; Director, Arnhold Ceramics

Patrick A. Keenan	Chief Financial Officer	Chief Financial Officer, Arnhold and S. Bleichroeder Holdings, Inc. and ASB Securities LLC

Robert Miller	Senior Vice President and Director	Director, Arnhold and S. Bleichroeder, UK Ltd.

Mark D. Goldstein	General Counsel, Chief Compliance Officer and Senior Vice President

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, Good Hope Advisers, LLC; prior to February 2005, Senior Counsel and Chief Compliance Officer, MacKay Shields LLC

Robert Bruno	Senior Vice President	Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Funds and First Eagle Variable Funds

Iridian Asset Management LLC (“Iridian”), whose primary office is located at 276 Post Road West, Westport, Connecticut 06880, is the investment sub-adviser to the First Eagle Fund of America. Iridian is a wholly owned subsidiary of BIAM (US), Inc. (“BIAM”), a wholly owned U.S. subsidiary of The Governor and Company of the Bank of Ireland and, in addition to First Eagle Fund of America, provides investment management services to other registered and unregistered investment companies, institutional investors and individuals. The business and other connections of Iridian’s directors and officers are as follows:

	POSITION WITH	BUSINESS AND
NAME	IRIDIAN	OTHER CONNECTIONS

David L. Cohen	Co-Chief Investment Officer and Director

Harold J. Levy	Chief Executive Officer, Co-Chief Investment Officer and Director

Jeffrey M. Elliott	Executive Vice President, Chief Operating Officer and Director

Alice B. Hicks	Executive Vice President and Director

Sean A. O’Dwyer	Director

Lane Steven Bucklan	General Counsel, Chief Compliance Officer

Brendan Joseph Donohoe	Director

Denis Patrick Donovan	Director

Michael John Grealy	Chairman, Director

Alan Stephen Wyatt	Director

Ronan Michael Murphy	Director

Additional information regarding both ASB Advisers and Iridian is provided in the body of this Registration Statement on Form N-1A under the heading “Investment Advisory and Other Services.”

Item 27. Principal Underwriters

(a) First Eagle Funds Distributors is the Registrant’s distributor (the “Distributor”). It also serves as principal underwriter for First Eagle Variable Funds.

(b) The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and	Position and Offices	Position and Offices with
Business Address*	with Underwriter	Registrant

John P. Arnhold	CEO, Chairman and Director	President and Trustee
Robert Bruno	Senior Vice President, Chief Compliance Officer	Chief Operations and Financial Officer
Mark D. Goldstein	Secretary	Chief Compliance Officer
Suzan J. Afifi	Vice President	Vice President and Secretary

* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 28th day of February, 2008.

FIRST EAGLE FUNDS

By:	/s/ JOHN P. ARNHOLD*
JOHN P. ARNHOLD
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	February 28, 2008
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	February 28, 2008
(JOHN P. ARNHOLD)

/s/ CANDACE K. BEINECKE*	Trustee	February 28, 2008
(CANDACE K. BEINECKE)

/s/ JEAN D. HAMILTON*	Trustee	February 28, 2008
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*	Trustee	February 28, 2008
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*	Trustee	February 28, 2008
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	February 28, 2008
(PAUL J. LAWLER)

/s/ DOMINIQUE M. RAILLARD*	Trustee	February 28, 2008
(DOMINIQUE RAILLARD)

/s/ ROBERT BRUNO	Chief Operations and Financial Officer (Principal	February 28, 2008
(ROBERT BRUNO)	Financial and Accounting Officer)

*By:	/s/ ROBERT BRUNO
ROBERT BRUNO
POWER-OF-ATTORNEY

Exhibit Index

(j)(1)        Consent of PricewaterhouseCoopers LLP

(j)(2)        Consent of KPMG LLP